UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-2668

Oppenheimer AMT-Free Municipals

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OFI Global Asset Management, Inc.

Two World Financial Center, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: July 31

Date of reporting period: 1/31/2013

Item 1.	Reports to Stockholders.

1	31	2013

SEMIANNUAL REPORT

Oppenheimer AMT-Free Municipals

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 1/31/13

	Class A Shares of the Fund		Barclays Capital Municipal Bond Index
	Without Sales Charge	With Sales Charge
6-Month	4.96%	–0.02%	1.82%
1-Year	14.93	9.47	4.80
5-Year	3.04	2.04	5.73
10-Year	3.81	3.31	5.17

The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 4.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. Returns for periods of less than one year are cumulative and not annualized. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677).

OppenheimerFunds/Rochester is using social media to provide timely information related to muni market developments at www.twitter.com/RochesterFunds.

2	OPPENHEIMER AMT-FREE MUNICIPALS

Fund Performance Discussion

The Fund’s Class A shares produced a cumulative total return of 4.96% (without sales charge) for the six months ended January 31, 2013. By comparison, the cumulative total return of the Fund’s benchmark, the Barclays Capital Municipal Bond Index, was 1.82% for the same period. Amid a challenging interest rate environment, the Fund generated a yield of 5.21% at net asset value, based on the 22-day accrual period ended January 22, 2013.

MARKET OVERVIEW

Despite sluggish economic growth, the rally in the municipal market continued this reporting period. Investor demand remained strong, and net inflows were the norm as income-seeking investors redirected assets into municipal bond funds.

AAA-rated municipal securities remained “cheap to Treasuries” during this reporting period, a condition that exists when nominal, pre-tax muni yields exceed available Treasury yields. As of January 31, 2013, the average yield on 30-year, AAA-rated muni bonds was 2.94%, down 2 basis points from July 31, 2012. On January 31, 2013, the average yield on 10-year, AAA-rated muni bonds was 1.84%, up 14 basis points from the July 2012 date, and the average yield on 1-year, AAA-rated muni bonds was 0.20%, up 5 basis points from the July 2012 date. The current market conditions allow investors to earn higher nominal yields on their muni holdings than on Treasuries and to benefit further from the federal, state and, where applicable, local tax exemptions on municipal investment income.

YIELDS & DISTRIBUTIONS FOR CLASS A SHARES

Dividend Yield w/o sales charge	5.21%
Dividend Yield with sales charge	4.96
Standardized Yield	4.43
Taxable Equivalent Yield	7.83
Last distribution (1/22/13)	$0.032
Total distributions (8/1/12 to 1/31/13)	$0.200

Endnotes for this discussion begin on page 10 of this report

OPPENHEIMER AMT-FREE MUNICIPALS	3

The Federal Reserve (the “Fed”) also provided good news for current muni bondholders this reporting period as it repeatedly extended its timeframe for changing the Fed Funds target rate, the short-term interest rate it controls. At the outset of this reporting period, the rate stood at zero to 0.25% and the Fed’s expectation was that the rate would likely remain very low until late 2014. In September 2012, this timeframe was lengthened to mid-2015 and then, in December, linked to the unemployment rate. Rates will not move, the Fed announced, until unemployment is below 6.5%, unless inflation rises above 2.5%. Given the current rates, the only plausible change would be an increase. We remind investors that a change in the Fed Funds rate does not automatically translate into a change in longer-term interest rates, which are determined by the marketplace.

The average 12-month distribution yield at NAV in Lipper’s General & Insured Municipal Debt Funds category was 3.20% on January 31, 2013. At 5.50%, the 12-month distribution yield at NAV for this Fund’s Class A shares was 230 basis points higher than the category average.

Successful investors, we have found, maintain a long-term perspective regardless of the specific developments associated with any given reporting period. To maximize the benefits of municipal bond fund investing, many investors reinvest their dividends and allow the income generated from their investments to compound over time.

FUND PERFORMANCE

Oppenheimer AMT-Free Municipals held more than 1,050 securities as of January 31, 2013. The Fund was invested in a broad range of sectors, providing shareholders with a diversity of holdings that we believe would be difficult and costly to replicate in an individual portfolio.

As bond prices rose this reporting period, declining municipal interest rates put pressure on the Class A dividend. Beginning with the December 2012 payout, the dividend was lowered to 3.2 cents per Class A share, from 3.4 cents.

During this reporting period, refundings became increasingly common, further pressuring muni bond fund industry dividends. In refundings, municipal issuers seek to reduce their debt service obligations by exercising the call feature on their higher coupon bonds and then borrowing at lower interest rates. These transactions made it difficult for the Fund to replace the called bonds with bonds that had equally attractive coupons. If the current climate persists, we believe that dividends throughout the muni bond fund universe will continue to be similarly pressured.

Despite this pressure, the Fund’s Class A shares generated a distribution yield of 5.21% at net asset value (NAV), based on the dividend payment made January 22, 2013. At 5.50%, the share class’s 12-month yield at NAV was 230 points higher than the average 12-month yield at NAV in the Lipper General & Insured Municipal Debt Funds category. The

4	OPPENHEIMER AMT-FREE MUNICIPALS

The Rochester portfolio management team

Class A shares had the second highest 12-month yield at NAV in its category of 254 funds, behind the Fund’s Class Y shares.

Municipal bonds backed by proceeds from the tobacco Master Settlement Agreement (the MSA), the national litigation settlement with U.S. tobacco manufacturers, constituted the Fund’s largest sector as of January 31, 2013, representing 14.9% of the Fund’s total assets.

We like that “tobacco bonds” can provide tax-exempt income for investors as well as benefits to the issuing states and territories. We believe the securities we hold in this sector are fundamentally sound credits. Our long-term view of the sector remains bullish and, given attractive valuations, we believe it is likely that we will continue to hold a greater percentage of tobacco bonds in our portfolios than our peers. As in prior reporting periods, the tobacco bonds this Fund held during this reporting period made all scheduled payments of interest and principal on time and in full. Investors should note that we believe that the sector is well positioned to provide high levels of tax-free income to the long-term benefit of our yield-seeking investors.

The Fund was invested in the hospital/healthcare sector, representing 11.2% of the Fund’s total assets as of January 31, 2013. Our holdings in this sector consist of securities across the credit spectrum. During the first several months of this reporting period, the debate about the Affordable Care Act of 2010 continued, even though the Supreme Court had upheld the Act’s “individual mandate” in late June 2012. The voices of those who were suggesting that Congress would revisit and perhaps seek to override the legislation were largely silenced after Election Day.

Oppenheimer AMT-Free Municipals remained invested this reporting period in land development (or “dirt”) bonds, which

OPPENHEIMER AMT-FREE MUNICIPALS	5

are Special Tax and Special Assessment bonds that help finance the infrastructure needs of new real estate development. At the end of this reporting period, the Special Assessment and Special Tax sectors represented 9.4% and 3.2% of the Fund’s total assets, respectively.

In our opinion, bonds in these sectors overall have several appealing characteristics: the debt service payments securing these bonds are on parity with real estate taxes and senior to mortgage payments, and assessments or taxes must be paid by whoever owns the land when the tax bill comes due. During this reporting period, the housing market and overall economy continued to improve, which supports our long-standing belief that carefully researched dirt bonds belong in our portfolios.

Securities issued in the Commonwealth of Puerto Rico, which are exempt from federal, state and local income taxes, represented 7.1% of the Fund’s net assets at the end of this reporting period. The Fund’s holdings, some of which are insured, come from many different sectors as well as general obligation (G.O.) debt. Most of the Fund’s investments in securities issued in Puerto Rico are supported by taxes and other revenues and are designed to help finance electric utilities, highways and education.

A large percentage of the Fund’s sales tax revenue bonds were issued in Puerto Rico. In all, this sector represented 3.7% of the Fund’s total assets this reporting period.

Debt-service payments on securities in this sector are paid using the issuing municipality’s sales tax revenues. An investment in this sector requires Fund managers to consider the economic conditions that a municipality has experienced and will likely experience and the aggregate face value of the sales tax revenue bonds being issued relative to the municipality’s historic and likely sales tax balances. During this reporting period, Puerto Rico used an innovative lottery system to encourage the population to pay sales taxes on purchased goods.

During this reporting period, the market continued to react favorably to better fiscal management under the leadership of Gov. Luis Fortuño. The budget that he proposed for the fiscal year that began July 1, 2012, had a much smaller deficit than any in recent years. While Gov. Fortuño’s disciplined approach helped reduce pressure on municipal bonds issued in the Commonwealth, the governor was not as popular with the voters. On November 6, 2012, Alejandro Garcia Padilla was elected to replace Gov. Fortuño.

Five weeks later, Moody’s Investor Services lowered ratings for the island’s revenue-backed debt to below investment grade. Moody’s also changed its assessment for Puerto Rico’s G.O. debt, which is backed by the full faith and taxing authority of the Commonwealth. Investors should note that Moody’s maintained an investment-grade rating for the G.O. debt during this reporting period, as did Standard & Poor’s and Fitch

6	OPPENHEIMER AMT-FREE MUNICIPALS

Ratings, the other national credit ratings agencies. S&P and Fitch also maintained investment-grade ratings for Puerto Rico’s revenue-backed bonds.

G.O. debt backed by the full faith and taxing authority of state and local governments comprised 6.7% of the Fund’s total assets this reporting. The Fund’s holdings include bonds issued by the Commonwealth of Puerto Rico and many states and local municipalities. Despite challenging economic conditions and tight budgets, elected municipal officials consistently safeguarded the debt service payments on their G.O. debt.

The Fund continued to favor the higher education sector this reporting period, which constituted 6.6% of total assets as of January 31, 2013. The investment-grade bonds we hold in this sector have regularly provided high levels of tax-free income with what we believe to be far less credit risk than their external ratings would suggest.

The Fund’s holdings in municipal bonds issued by utilities represented 6.0% of total assets at the end of this reporting period. As of January 31, 2013, this set of holdings included sewer utilities, with 2.4% of the Fund’s total assets, electric utilities with 1.9%, and water utilities with 1.7%. Our holdings in this sector consist of securities in the mid-range of the credit spectrum

During this reporting period, the Fund remained invested in municipal inverse-floating rate securities, which are tax-exempt securities with interest payments that move inversely to changes in short-term interest rates. “Inverse floaters” generally offer higher tax-free yields than fixed-rate bonds of comparable maturity and credit quality, but they face greater price volatility, too. During this reporting period, “inverse floaters” provided attractive levels of tax-free income and contributed favorably to the Fund’s total return. This outcome illustrates why we believe that “inverse floaters” belong in this Fund’s portfolio.

Our approach to municipal bond investing is flexible and responsive to market conditions. Shareholders should note that market conditions during this reporting period did not affect the Fund’s overall investment objectives or cause it to pay any capital gain distributions. In closing, we believe that the Fund’s structure and sector composition as well as our time-tested strategies will continue to benefit fixed-income investors through interest rate and economic cycles.

INVESTMENT STRATEGY

The Rochester investment team focuses exclusively on municipal bonds and has consistently used a time-tested, value-oriented and security-specific approach to fund management. We know that market conditions can and do fluctuate, but we do not waver in our belief in the power of tax-free yield to help investors achieve their long-term objectives.

The Fund invests primarily in investment-grade municipal securities and may invest up to 25%

OPPENHEIMER AMT-FREE MUNICIPALS	7

of its total assets in below-investment grade securities, or “junk” bonds; the percentage of assets is measured at the time of purchase and the credit quality of the securities is based on a Nationally Recognized Statistical Rating Organization (“NRSRO”) ratings or, if no NRSRO rating, on internal ratings. As of the end of this reporting period, market movements and/or ratings changes of municipal bonds caused the Fund’s below-investment-grade bonds to exceed this threshold. As a result, no further purchases of below-investment-grade bonds will be made until the Fund’s holdings of these types of bonds is once again below 25% of total assets.

Our approach to municipal bond investing is flexible and responsive to market conditions.

Our team continually searches for undervalued bonds that we believe will provide a meaningful level of tax-free income until maturity. Rather than making allocation shifts based on expected market conditions, we search the marketplace for what we believe to be the best values for generating income. It remains important to note that we do not manage our funds based on predictions of interest rate changes.

Instead, our investment approach involves scouring the market for municipal securities that meet our stringent credit criteria and buying bonds that we believe will deliver above-average yields relative to peer funds.

We focus on identifying inefficiencies in market pricing that can lead to investment advantages. We seek to maintain a thoughtful mix of industry sectors, maturities and credit ratings in this Fund’s portfolio.

The Rochester team also prospects for yield-enhancing opportunities in the secondary market, often picking up odd lots that we believe can add significant incremental yield to our portfolios. We will also look for non-rated issues with solid credit qualities, which we believe can often help enhance a fund’s tax-free yield. Investors should note that non-rated or unrated securities may or may not be the equivalent of investment grade securities.

The Rochester Way, we believe, distinguishes our approach to municipal investing from those of our competitors.

Daniel G. Loughran,

Senior Vice President, Senior Portfolio Manager and Team Leader, on behalf of the rest of the Rochester portfolio management team: Scott S. Cottier, Troy E. Willis, Mark R. DeMitry, Michael L. Camarella, Charles S. Pulire and research analyst Elizabeth S. Mossow.

8	OPPENHEIMER AMT-FREE MUNICIPALS

Top Holdings and Allocations

TOP TEN CATEGORIES
Tobacco-Master Settlement Agreement	14.9%
Hospital/Healthcare	11.2
Special Assessment	9.4
General Obligation	6.7
Higher Education	6.6
Diversified Financial Services	5.9
Tax Increment Financing (TIF)	5.2
Education	4.6
Sales Tax Revenue	3.7
Municipal Leases	3.5

Portfolio holdings are subject to change. Percentages are as of January 31, 2013, and are based on total assets.

CREDIT ALLOCATION
	NRSRO- Rated	Manager- Rated	Total
AAA	2.3%	0.5%	2.8%
AA	14.3	0.3	14.6
A	22.5	0.0	22.5
BBB	18.7	13.5	32.2
BB or lower	16.4	11.5	27.9
Total	74.2%	25.8%	100.0%

The percentages above are based on the market value of the securities as of January 31, 2013, and are subject to change. OppenheimerFunds, Inc. determines the credit allocation of the Fund’s assets using ratings by nationally recognized statistical rating organizations (NRSROs), such as Standard & Poor’s. For any security rated by an NRSRO other than S&P, OppenheimerFunds, Inc. converts that security’s rating to the equivalent S&P rating. If two or more NRSROs have assigned a rating to a security, the highest rating is used. For securities not rated by an NRSRO, OppenheimerFunds, Inc. uses its own credit analysis to assign ratings in categories similar to those of S&P. The use of similar categories is not an indication that OppenheimerFunds, Inc.’s credit analysis process is consistent or comparable with any other NRSRO’s process were that NRSRO to rate the same security.

For the purposes of this Credit Allocation table, securities rated within the NRSROs’ four highest categories – AAA, AA, A and BBB – are investment-grade securities. For further details, please consult the Fund’s prospectus or Statement of Additional Information.

OPPENHEIMER AMT-FREE MUNICIPALS	9

Performance

DISTRIBUTION YIELDS
As of 1/31/13
	Without Sales Chg.	With Sales Chg.
Class A	5.21%	4.96%
Class B	4.64	N/A
Class C	4.69	N/A
Class Y	5.38	N/A

STANDARDIZED YIELDS		TAXABLE EQUIVALENT YIELDS
For the 30 Days Ended 1/31/13		As of 1/31/13
Class A	4.43%	Class A	7.83%
Class B	3.82	Class B	6.75
Class C	3.88	Class C	6.86
Class Y	4.89	Class Y	8.64

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 1/31/13

		Inception Date	6-Month	1-Year	5-Year	10-Year	Since inception
Class A	(OPTAX)	10/27/76	4.96%	14.93%	3.04%	3.81%	5.94%
Class B	(OTFBX)	3/16/93	4.56%	14.08%	2.16%	3.33%	4.12%
Class C	(OMFCX)	8/29/95	4.59%	14.15%	2.24%	3.02%	3.59%
Class Y	(OMFYX)	11/29/10	5.10%	15.25%	N/A	N/A	15.21%

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 1/31/13
		Inception Date	6-Month	1-Year	5-Year	10-Year	Since inception
Class A	(OPTAX)	10/27/76	–0.02%	9.47%	2.04%	3.31%	5.80%
Class B	(OTFBX)	3/16/93	–0.44%	9.08%	1.86%	3.33%	4.12%
Class C	(OMFCX)	8/29/95	3.59%	13.15%	2.24%	3.02%	3.59%
Class Y	(OMFYX)	11/29/10	5.10%	15.25%	N/A	N/A	15.21%

The performance data quoted represents past performance, which does not guarantee future results. Fund returns for Class A shares include changes in share price, reinvested distributions, and the current maximum initial sales charge of 4.75%. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original

10	OPPENHEIMER AMT-FREE MUNICIPALS

cost. Current performance and expense ratios may be lower or higher than the data quoted. Returns do not consider capital gains or income taxes on an individual’s investment. Returns for periods of less than one year are cumulative and not annualized. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677).

The Fund’s performance is compared to the performance of that of the Barclays Capital Municipal Bond Index, an unmanaged index of a broad range of investment-grade municipal bonds that is a measure of the general municipal bond market. Indices are unmanaged and cannot be purchased by investors. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

Distribution yields for Class A shares are based on dividends of $0.032 for the 22-day accrual period ended January 22, 2013. The yield without sales charge for Class A shares is calculated by dividing annualized dividends by the Class A net asset value on January 22, 2013; for the yield with sales charge, the denominator is the Class A maximum offering price on that date. Distribution yields for Class B, C and Y are annualized based on dividends of $0.0284, $0.0286 and $0.0330, respectively, for the 22-day accrual period ended January 22, 2013, and on the corresponding net asset values on that date.

Standardized yield is based on the Fund’s net investment income for the 30-day period ended January 31, 2013, and either that date’s maximum offering price (for Class A shares) or net asset value (for the other classes). Each result is compounded semiannually and annualized. Falling share prices artificially increase yields.

The average yields for AAA-rated municipal securities are provided by Municipal Market Advisors and are based on its benchmark of general obligation bonds structured with a 5% coupon. The MMA 5% benchmark is constructed using yields from the leading underwriters, who represent a significant percentage of the primary activity of the top 10 underwriters and therefore the total issuance. The benchmark that was used in shareholder reports before December 31, 2012, was based on par coupon yields and included a broader set of participants; the 5% benchmark is now considered the industry standard.

The average 12-month yield at net asset value (NAV) in this Fund’s Lipper category was calculated based on the distributions for all share classes in this category for the 12 months ended January 31, 2013. The average 12-month yield at NAV in Lipper’s General & Insured Municipal Debt Funds category is based on 254 NAVs, one for each class of each fund in the category; a fund can have up to 4 classes. Lipper yields do not include sales charges—which, if included, would reduce results.

Taxable equivalent yield is based on the standardized yield and the 2013 top federal tax rate of 43.4%. Calculations factor in the 3.8% tax on unearned income under the Patient

OPPENHEIMER AMT-FREE MUNICIPALS	11

Protection and Affordable Care Act, as applicable. A portion of the Fund’s distributions may be subject to tax. Capital gains distributions are taxable as capital gains. Tax treatments of the Fund’s distributions and capital gains may vary by state; investors should consult a tax advisor to determine if the Fund is appropriate for them. Each result is compounded semiannually and annualized. Falling share prices artificially increase yields. This Report must be preceded or accompanied by a Fund prospectus.

Investments in “tobacco bonds,” which are backed by the proceeds a state or territory receives from the 1998 national litigation settlement with tobacco manufacturers, may be vulnerable to economic and/or legislative events that affect issuers in a particular municipal market sector. Annual payments by MSA-participating manufacturers, for example, hinge on many factors, including annual domestic cigarette shipments, inflation and the relative market share of non-participating manufacturers. To date, we believe consumption figures remain within an acceptable range of the assumptions used to structure MSA bonds. Future MSA payments could be reduced if consumption were to fall more rapidly than originally forecast.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

12	OPPENHEIMER AMT-FREE MUNICIPALS

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended January 31, 2013.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions described in the Statement of Additional Information). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

OPPENHEIMER AMT-FREE MUNICIPALS	13

Fund Expenses  Continued

Actual	Beginning Account Value August 1, 2012	Ending Account Value January 31, 2013	Expenses Paid During 6 Months Ended January 31, 2013
Class A	$1,000.00	$1,049.60	$4.56
Class B	1,000.00	1,045.60	8.85
Class C	1,000.00	1,045.90	8.60
Class Y	1,000.00	1,051.00	3.31

Hypothetical (5% return before expenses)
Class A	1,000.00	1,020.77	4.49
Class B	1,000.00	1,016.59	8.73
Class C	1,000.00	1,016.84	8.47
Class Y	1,000.00	1,021.98	3.27

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Those annualized expense ratios based on the 6-month period ended January 31, 2013 are as follows:

Class	Expense Ratios
Class A	0.88%
Class B	1.71
Class C	1.66
Class Y	0.64

The expense ratios reflect voluntary waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

14	OPPENHEIMER AMT-FREE MUNICIPALS

STATEMENT OF INVESTMENTS    January 31, 2013 / (Unaudited)

Principal Amount		Coupon	Maturity	Value

Municipal Bonds and Notes—110.4%
Alabama—1.4%
$ 1,085,000	AL Space Science Exhibit Finance Authority	6.000%	10/01/2025	$998,818
20,000,000	Birmingham, AL Commercial Devel. Authority (Civic Center Improvements)[1]	5.500	04/01/2041	23,082,400
410,000	Birmingham, AL Private Educational Building Authority (Birmingham-Southern College)	6.125	12/01/2025	395,330
90,000	Birmingham, AL Special Care Facilities Financing Authority (Daughters of Charity)[2]	5.000	11/01/2025	90,347
225,000	Cooperative District, AL Fort Deposit	6.000	02/01/2036	187,805
3,500,000	Cullman County, AL Health Care Authority (Cullman Regional Medical Center)[2]	6.750	02/01/2029	3,855,040
6,250,000	Cullman County, AL Health Care Authority (Cullman Regional Medical Center)[2]	7.000	02/01/2036	6,897,938
245,000	Greater Montgomery, AL Educational Building Authority (Huntingdon College)	5.100	05/01/2016	252,068
100,000	Jefferson County, AL Sewer	5.000	02/01/2018	76,943
150,000	Jefferson County, AL Sewer	5.000	02/01/2020	114,129
4,060,000	Jefferson County, AL Sewer	5.375	02/01/2027	3,047,395
35,000	Jefferson County, AL Sewer	5.625	02/01/2018	26,925
280,000	Jefferson County, AL Sewer	5.625	02/01/2022	211,014
				39,236,152
Alaska—0.0%
750,000	AK Industrial Devel. & Export Authority (Anchorage Sportsplex/Grace Community Church Obligated Group)[3]	6.150	08/01/2031	269,445
600,000	AK Industrial Devel. & Export Authority Community Provider (Boys & Girls Home)[3]	5.875	12/01/2027	264,000
90,000	AK Northern Tobacco Securitization Corp. (TASC)[2]	5.000	06/01/2032	82,768
				616,213
Arizona—3.2%
808,000	Buckeye, AZ Watson Road Community Facilities District	5.750	07/01/2022	807,370
200,000	Centerra, AZ Community Facilities District	5.150	07/15/2031	180,888
128,950	Central AZ Irrigation & Drain District, Series A	6.000	06/01/2013	129,336
305,000	Estrella Mountain Ranch, AZ Community Facilities District	5.450	07/15/2021	312,155
200,000	Estrella Mountain Ranch, AZ Community Facilities District	5.625	07/15/2025	203,636
450,000	Estrella Mountain Ranch, AZ Community Facilities District	5.800	07/15/2030	457,173

OPPENHEIMER AMT-FREE MUNICIPALS	15

STATEMENT OF INVESTMENTS    (Unaudited) / Continued

Principal Amount		Coupon	Maturity	Value

Arizona Continued
$ 1,015,000	Estrella Mountain Ranch, AZ Community Facilities District	5.900%	07/15/2022	$1,069,262
330,000	Estrella Mountain Ranch, AZ Community Facilities District	6.125	07/15/2027	345,325
500,000	Estrella Mountain Ranch, AZ Community Facilities District	6.200	07/15/2032	519,645
463,000	Festival Ranch, AZ Community Facilities District	5.750	07/01/2032	444,679
585,000	Festival Ranch, AZ Community Facilities District[2]	5.800	07/15/2032	612,378
250,000	Gladden Farms, AZ Community Facilities District[2]	5.500	07/15/2031	257,228
800,000	Litchfield Park, AZ Community Facility District	6.375	07/15/2026	800,384
800,000	Maricopa County, AZ IDA (Christian Care Apartments)[2]	6.500	01/01/2036	805,136
2,000,000	Maricopa County, AZ IDA (Christian Care Mesa II)	6.625	01/01/2034	1,582,320
495,000	Maricopa County, AZ IDA (Immanuel Campus Care)[3]	8.500	04/20/2041	247,545
1,200,000	Maricopa County, AZ IDA (Sun King Apartments)[2]	6.750	11/01/2018	1,100,712
785,000	Maricopa County, AZ IDA (Sun King Apartments)[2]	6.750	05/01/2031	623,259
565,000	Maricopa County, AZ School District No. 24 (Gila Bend)	5.500	07/01/2022	592,917
200,000	Marley Park, AZ Community Facilities District	5.300	07/15/2031	186,396
427,000	Merrill Ranch, AZ Community Facilities District No. 1 Special Assessment Lien	5.300	07/01/2030	388,510
375,000	Palm Valley, AZ Community Facility District No. 3	5.300	07/15/2031	357,589
980,000	Palm Valley, AZ Community Facility District No. 3	5.800	07/15/2032	963,154
750,000	Phoenix, AZ IDA (Career Success Schools)[2]	7.000	01/01/2029	812,160
500,000	Phoenix, AZ IDA (Espiritu Community Devel. Corp.)	6.250	07/01/2036	504,565
1,000,000	Phoenix, AZ IDA (Great Hearts Academies)[2]	6.300	07/01/2042	1,083,090
8,500,000	Phoenix, AZ IDA (Rowan University)[2]	5.250	06/01/2034	9,613,840
1,640,000	Pima County, AZ IDA (Arizona Charter School)[2]	5.000	07/01/2026	1,625,699
1,325,000	Pima County, AZ IDA (Arizona Charter School)[2]	6.500	07/01/2023	1,330,512
1,280,000	Pima County, AZ IDA (Arizona Charter School)[2]	6.750	07/01/2031	1,284,966
365,000	Pima County, AZ IDA (CECS/TAT/EICS Obligated Group)[2]	6.300	07/01/2031	377,753
4,000,000	Pima County, AZ IDA (Center for Academic Success)[2]	5.500	07/01/2037	4,049,760
1,435,000	Pima County, AZ IDA (Christian Senior Living)[2]	5.050	01/01/2037	1,459,151
500,000	Pima County, AZ IDA (Facility Choice Education & Devel. Corp.)	6.250	06/01/2026	508,950

16	OPPENHEIMER AMT-FREE MUNICIPALS

Principal Amount		Coupon	Maturity	Value

Arizona Continued
$ 12,400,000	Pima County, AZ IDA (Metro Police Facility)[1]	5.375%	07/01/2039	$13,643,224
1,435,000	Pima County, AZ IDA (New Plan Learning/OG Ohio/250 Shoup Mill Obligated Group)[2]	8.125	07/01/2041	1,653,063
500,000	Pima County, AZ IDA (P.L.C. Charter Schools)	6.750	04/01/2036	503,110
170,000	Pima County, AZ IDA (Paradise Education Center)[2]	5.875	06/01/2033	170,444
250,000	Pima County, AZ IDA (Paradise Education Center)[2]	6.000	06/01/2036	255,645
2,845,000	Pima County, AZ IDA (Phoenix Advantage Charter School)	5.600	07/01/2023	2,434,836
500,000	Pima County, AZ IDA (Sonoran Science Academy)	5.670	12/01/2027	482,945
650,000	Pima County, AZ IDA (Sonoran Science Academy)	5.750	12/01/2037	613,899
760,000	Pima County, AZ IDA (Tucson Country Day School)[2]	5.000	06/01/2037	736,037
250,000	Pima County, AZ IDA (Valley Academy)[2]	6.500	07/01/2038	267,468
500,000	Quail Creek, AZ Community Facilities District	5.550	07/15/2030	478,450
620,000	Quailwood Meadows, AZ Community Facilities District	6.000	07/15/2022	627,192
1,350,000	Quailwood Meadows, AZ Community Facilities District	6.125	07/15/2029	1,366,308
1,000,000	Rio Rico, AZ Fire District[2]	7.000	07/01/2030	1,151,930
10,000,000	Salt Verde, AZ Financial Corp.[2]	5.000	12/01/2032	11,601,200
8,400,000	Salt Verde, AZ Financial Corp.[2]	5.000	12/01/2037	9,654,624
460,000	Salt Verde, AZ Financial Corp.[2]	5.250	12/01/2028	549,898
100,000	Salt Verde, AZ Financial Corp.[2]	5.500	12/01/2029	122,440
51,000	Show Low Bluff, AZ Community Facilities District Special Assessment	5.200	07/01/2017	51,073
1,655,000	Tartesso West, AZ Community Facilities District	5.900	07/15/2032	1,626,782
3,000,000	Verrado, AZ Community Facilities District No. 1	5.350	07/15/2031	2,812,680
4,775,000	Verrado, AZ Community Facilities District No. 1	6.500	07/15/2027	4,791,617
1,775,000	Vistancia, AZ Community Facilities District[2]	6.750	07/15/2022	1,780,236
500,000	Westpark, AZ Community Facilities District	5.250	07/15/2031	463,205
				93,475,749
Arkansas—0.1%
300,000	Arkadelphia, AR Public Education Facilities Board (Ouachita Baptist University)	5.375	03/01/2038	314,868
2,390,000	Cave Springs, AR Municipal Property (Creeks Special Sewer District)[3]	6.250	02/01/2038	1,353,720
				1,668,588

OPPENHEIMER AMT-FREE MUNICIPALS	17

STATEMENT OF INVESTMENTS    (Unaudited) / Continued

Principal Amount		Coupon		Maturity	Value

California—18.6%
$ 675,000	Adelanto, CA Public Utility Authority	6.750%		07/01/2039	$745,355
830,000	Anaheim, CA Community Facilities District Special Tax (Platinum Triangle)	6.000		09/01/2029	855,772
1,615,000	Anaheim, CA Community Facilities District Special Tax (Platinum Triangle)	6.250		09/01/2040	1,664,887
1,400,000	Antelope Valley, CA Healthcare District[2]	5.250		09/01/2017	1,429,736
20,000	Beaumont, CA Financing Authority, Series B	5.875		09/01/2023	20,589
2,340,000	Bonita Canyon, CA Public Facilities Financing Authority	5.000		09/01/2025	2,412,212
1,000,000	Bonita Canyon, CA Public Facilities Financing Authority	5.000		09/01/2026	1,030,800
2,000,000	Bonita Canyon, CA Public Facilities Financing Authority	5.000		09/01/2028	2,061,420
7,000,000	CA County Tobacco Securitization Agency	6.500	[4]	06/01/2046	268,100
6,000,000	CA County Tobacco Securitization Agency	6.650	[4]	06/01/2046	205,680
129,820,000	CA County Tobacco Securitization Agency	6.700	[4]	06/01/2050	2,832,672
7,275,000	CA County Tobacco Securitization Agency	7.234	[4]	06/01/2033	1,260,394
38,650,000	CA County Tobacco Securitization Agency	7.550	[4]	06/01/2055	353,648
8,000,000	CA County Tobacco Securitization Agency	7.750	[4]	06/01/2046	414,800
2,315,000	CA County Tobacco Securitization Agency (TASC)[2]	5.125		06/01/2038	2,033,635
100,000	CA County Tobacco Securitization Agency (TASC)[2]	5.450		06/01/2028	99,070
10,200,000	CA County Tobacco Securitization Agency (TASC)[2]	5.600		06/01/2036	9,889,308
160,000	CA County Tobacco Securitization Agency (TASC)[2]	5.700		06/01/2046	153,322
50,000	CA County Tobacco Securitization Agency (TASC)[2]	5.875		06/01/2035	50,191
5,000,000	CA County Tobacco Securitization Agency (TASC)[2]	5.875		06/01/2043	4,999,700
21,000,000	CA County Tobacco Securitization Agency (TASC)[2]	6.000		06/01/2042	20,780,550
93,000,000	CA County Tobacco Securitization Agency (TASC)	6.650	[4]	06/01/2046	3,634,440
3,375,000	CA Enterprise Devel. Authority (Sunpower Corp.)	8.500		04/01/2031	3,915,405
2,500,000	CA GO2	5.000		09/01/2032	2,905,600
7,700,000	CA GO2	5.000		02/01/2038	8,760,290
5,000,000	CA GO2	6.000		04/01/2038	5,998,900
4,335,000	CA Golden State Tobacco Securitization Corp.[2]	5.000		06/01/2036	3,873,886
9,135,000	CA Golden State Tobacco Securitization Corp. (TASC)[2]	4.500		06/01/2027	8,653,129

18	OPPENHEIMER AMT-FREE MUNICIPALS

Principal Amount		Coupon		Maturity	Value

California Continued
$ 69,700,000	CA Golden State Tobacco Securitization Corp. (TASC)[2]	5.300%		06/01/2037	$64,159,547
110,000,000	CA Golden State Tobacco Securitization Corp. (TASC)	6.000	[4]	06/01/2047	1,511,400
20,000,000	CA Health Facilities Financing Authority (SJHS/SJHCN/SJHE/SJHO Obligated Group)[1]	5.750		07/01/2039	23,080,800
25,000	CA HFA (Home Mtg.)[2]	5.450		08/01/2033	25,782
590,000	CA Independent Cities Lease Finance Authority (Morgan Hill-Hacienda Valley)	5.950		11/15/2039	600,437
18,115,000	CA M-S-R Energy Authority[2]	7.000		11/01/2034	25,986,511
5,000,000	CA M-S-R Energy Authority[2]	7.000		11/01/2034	7,172,650
250,000	CA Municipal Finance Authority (Harbor Regional Center)[2]	8.500		11/01/2039	309,768
1,600,000	CA Public Works[2]	5.000		04/01/2037	1,763,648
8,695,000	CA Public Works[2]	6.625		11/01/2034	10,814,928
2,500,000	CA Public Works (Judicial Council)[2]	5.000		12/01/2031	2,848,925
15,000,000	CA Public Works (Regents University)[1]	5.000		12/01/2031	17,896,200
2,500,000	CA Public Works (Various Community Colleges)[2]	5.750		10/01/2030	2,963,100
1,000,000	CA School Finance Authority Charter School (Coastal Academy)[5]	5.000		10/01/2033	1,016,810
14,000,000	CA Silicon Valley Tobacco Securitization Authority	8.840	[4]	06/01/2047	1,151,780
7,000,000	CA Silicon Valley Tobacco Securitization Authority	9.800	[4]	06/01/2036	1,140,300
2,000,000	CA Statewide CDA (Aspire Public Schools)[2]	6.000		07/01/2040	2,133,920
10,000,000	CA Statewide Financing Authority Tobacco Settlement (TASC)[2]	6.000		05/01/2043	9,895,600
10,000,000	California State University[2]	5.000		11/01/2030	11,870,100
1,555,000	Chino, CA Community Facilities District Special Tax No. 2005-1	5.000		09/01/2027	1,563,786
4,840,000	Chino, CA Community Facilities District Special Tax No. 2005-1	5.000		09/01/2036	4,645,626
2,000,000	Chino, CA Public Financing Authority	5.000		09/01/2030	2,102,520
3,200,000	Chino, CA Public Financing Authority	5.000		09/01/2034	3,310,720
625,000	Chino, CA Public Financing Authority	5.000		09/01/2038	640,763
3,520,000	Chula Vista, CA COP (Civic Center)[2]	5.000		03/01/2034	3,590,365
2,000,000	Corona-Norco, CA Unified School District Public Financing Authority Special Tax	5.000		09/01/2036	2,004,460
560,000	Coyote Canyon, CA Public Facilities Community Facilities District No. 2004-1	6.625		09/01/2039	612,125
1,000,000	Davis, CA Special Tax Community Facilities District No. 2007-2	5.200		09/01/2027	979,940

OPPENHEIMER AMT-FREE MUNICIPALS	19

STATEMENT OF INVESTMENTS    (Unaudited) / Continued

Principal Amount		Coupon		Maturity	Value

California Continued
$ 2,000,000	Davis, CA Special Tax Community Facilities District No. 2007-2	5.250%		09/01/2037	$1,849,360
20,000,000	East Bay, CA Municipal Utility District (Water System)[1]	5.000		06/01/2036	23,440,200
5,800,000	El Monte, CA COP (Dept. of Public Social Services Facility)[2]	4.750		06/01/2030	5,895,410
950,000	Elk Grove, CA Special Tax Community Facilities District No. 2005-1X	5.250		09/01/2037	773,300
420,000	Hemet, CA Unified School District	5.050		09/01/2026	422,167
250,000	Hemet, CA Unified School District	5.125		09/01/2036	250,695
500,000	Hemet, CA Unified School District Community Facilities District No. 2005-3	5.750		09/01/2039	500,645
120,000,000	Inland, CA Empire Tobacco Securitization Authority (TASC)	6.750	[4]	06/01/2047	4,420,800
360,655,000	Inland, CA Empire Tobacco Securitization Authority (TASC)	7.000	[4]	06/01/2057	3,559,665
345,750,000	Inland, CA Empire Tobacco Securitization Authority (TASC)	8.001	[4]	06/01/2057	3,170,528
1,000,000	Jurupa, CA Community Services District Special Tax Community Facilities District No. 4	5.700		09/01/2034	1,016,970
175,000	Jurupa, CA Public Financing Authority	6.000		09/01/2028	180,455
155,000	Jurupa, CA Public Financing Authority	6.000		09/01/2029	159,827
135,000	Jurupa, CA Public Financing Authority	6.000		09/01/2030	139,196
150,000	Jurupa, CA Public Financing Authority	6.000		09/01/2031	154,656
205,000	Jurupa, CA Public Financing Authority	6.000		09/01/2032	211,353
25,000	Lake Elsinore, CA Public Financing Authority	6.375		10/01/2033	25,716
1,270,000	Lake Elsinore, CA Special Tax	5.150		09/01/2025	1,326,159
1,245,000	Lake Elsinore, CA Special Tax	5.250		09/01/2030	1,291,588
2,450,000	Lake Elsinore, CA Special Tax	5.250		09/01/2035	2,517,081
200,000	Lake Elsinore, CA Special Tax	5.350		09/01/2036	204,298
650,000	Lake Elsinore, CA Unified School District Community Facilities District No. 04-3	5.250		09/01/2029	654,381
415,000	Lammersville, CA School District Community Facilities District (Mountain House)	0.000	[6]	09/01/2025	372,292
375,000	Lammersville, CA School District Community Facilities District (Mountain House)	0.000	[6]	09/01/2026	336,671
885,000	Lammersville, CA School District Community Facilities District (Mountain House)	0.000	[6]	09/01/2027	792,863
1,000,000	Lammersville, CA School District Community Facilities District (Mountain House)	0.000	[6]	09/01/2028	894,490
500,000	Lammersville, CA School District Community Facilities District (Mountain House)	0.000	[6]	09/01/2029	449,655

20	OPPENHEIMER AMT-FREE MUNICIPALS

Principal Amount		Coupon		Maturity	Value

California Continued
$ 500,000	Lammersville, CA School District Community Facilities District (Mountain House)	0.000%[6]		09/01/2030	$448,705
1,000,000	Lammersville, CA School District Community Facilities District (Mountain House)	0.000	[6]	09/01/2032	893,820
1,000,000	Lancaster, CA Financing Authority (School District)[2]	5.000		02/01/2026	718,750
3,950,000	Loma Linda, CA Redevel. Agency Tax Allocation[2]	5.250		07/01/2030	4,071,265
1,250,000	Los Alamitos, CA Unified School District COP	0.000	[6]	08/01/2042	760,800
680,000	Los Angeles, CA Community Facilities District Special Tax (Legends at Cascades)	5.750		09/01/2040	700,849
2,150,000	Los Angeles, CA Regional Airports Improvement Corp. (American Airlines)	7.125		12/01/2024	2,193,237
2,000,000	Los Angeles, CA Unified School District[2]	5.200		07/01/2029	2,383,840
1,250,000	Lynwood, CA Redevel. Agency Tax Allocation[2]	7.000		09/01/2031	1,504,988
2,930,000	Marysville, CA (Fremont-Rideout Health)[2]	5.000		01/01/2029	3,196,601
365,000	Menifee, CA Union School District Special Tax Community Facilities District No. 2006-3	5.000		09/01/2037	370,055
2,500,000	Modesto, CA Special Tax Community Facilities District No. 4	5.150		09/01/2036	2,517,750
5,000,000	Moreno Valley, CA Community Redevel. Agency[2]	5.000		08/01/2032	5,132,550
4,010,000	Moreno Valley, CA Unified School District Community Facilities District No. 2005-5	5.500		09/01/2041	4,131,904
630,000	Moreno Valley, CA Unified School District Community Facilities District Special Tax	5.000		09/01/2037	628,205
660,000	Moreno Valley, CA Unified School District Community Facilities District Special Tax No. 2004-3	5.000		09/01/2027	661,043
1,250,000	Moreno Valley, CA Unified School District Community Facilities District Special Tax No. 2004-3	5.000		09/01/2037	1,177,475
20,000,000	Northern CA Tobacco Securitization Authority (TASC)[2]	5.500		06/01/2045	17,650,800
1,000,000	Novato, CA Redevel. Agency (Hamilton Field Redevel.)[2]	6.750		09/01/2040	1,175,040
5,000,000	Oakland, CA GO2	5.000		01/15/2031	5,655,750
3,250,000	Oakland, CA GO2	6.000		01/15/2034	3,757,943
955,000	Orange, CA Community Facilities District Special Tax (Del Rio Public Improvements)	5.750		10/01/2030	985,694
735,000	Palm Desert, CA Financing Authority[2]	5.000		04/01/2027	735,875
7,000,000	Palomar Pomerado, CA Health Care District COP[2]	6.625		11/01/2029	7,971,390
1,000,000	Palomar Pomerado, CA Health Care District COP[2]	6.750		11/01/2039	1,133,680

OPPENHEIMER AMT-FREE MUNICIPALS	21

STATEMENT OF INVESTMENTS    (Unaudited) / Continued

Principal Amount		Coupon		Maturity	Value

California Continued
$ 365,000	Perris, CA Community Facilities District Special Tax	5.300%		09/01/2035	$372,023
555,000	Perris, CA Community Facilities District Special Tax No. 2001	5.000		09/01/2026	559,174
1,545,000	Perris, CA Community Facilities District Special Tax No. 2001	5.000		09/01/2037	1,540,597
645,000	Perris, CA Community Facilities District Special Tax No. 2005-1	5.000		09/01/2037	624,579
1,260,000	Rialto, CA Special Tax Community Facilities District No. 2006-1	5.350		09/01/2036	1,252,919
1,790,000	Riverside County, CA Asset Leasing Corp. (County Administration Center)[2]	5.000		11/01/2026	2,041,370
1,000,000	Romoland, CA School District Special Tax Community Facilities District	5.400		09/01/2036	1,016,360
1,000,000	Roseville, CA Natural Gas Finance Authority[2]	5.000		02/15/2025	1,155,860
345,000	San Bernardino, CA Special Tax Community Facilities District No. 2006-1 (Lytle Creek)	5.625		09/01/2035	355,564
350,000	San Bernardino, CA Special Tax Community Facilities District No. 2006-1 (Lytle Creek)	5.750		09/01/2040	360,700
2,510,000	San Diego, CA Public Facilities Financing Authority[2]	5.000		04/15/2030	2,809,242
2,635,000	San Diego, CA Public Facilities Financing Authority[2]	5.000		04/15/2031	2,914,126
10,720,000	San Francisco, CA City & County COP[2]	5.000		10/01/2033	11,979,707
250,000	San Francisco, CA City & County Redevel. Financing Authority (Mission Bay North Redevel.)[2]	6.750		08/01/2041	301,713
400,000	San Francisco, CA City & County Redevel. Financing Authority (Mission Bay North Redevel.)[2]	7.000		08/01/2041	464,812
5,000,000	San Gorgonio, CA Memorial Health Care District[2]	5.625		08/01/2038	5,270,450
1,620,000	San Gorgonio, CA Memorial Health Care District[2]	7.000		08/01/2027	1,906,934
2,050,000	San Jose, CA Airport[2]	5.000		03/01/2033	2,178,433
1,050,000	San Jose, CA Finance Authority (Convention Center)[2]	5.500		05/01/2031	1,233,404
2,210,000	Santa Clara, CA Redevel. Agency Tax Allocation (Bayshore North)[2]	5.750		06/01/2026	2,481,830
7,000,000	Santa Rosa, CA Rancheria Tachi Yokut Tribe Enterprise	6.625		03/01/2018	7,421,470
52,555,000	Silicon Valley CA Tobacco Securitization Authority	9.140	[4]	06/01/2047	4,323,700
22,445,000	Southern CA Tobacco Securitization Authority[2]	5.125		06/01/2046	20,008,595
13,675,000	Southern CA Tobacco Securitization Authority	6.400	[4]	06/01/2046	376,883
47,250,000	Southern CA Tobacco Securitization Authority	7.100	[4]	06/01/2046	1,203,458

22	OPPENHEIMER AMT-FREE MUNICIPALS

Principal Amount		Coupon		Maturity	Value

California Continued
$ 11,930,000	Southern CA Tobacco Securitization Authority (TASC)[2]	5.000%		06/01/2037	$10,895,669
235,000	Temecula Valley, CA Unified School District Community Facilities District No. 2004	5.000		09/01/2037	237,599
2,000,000	Temecula, CA Public Financing Authority Community Facilities District (Roripaugh)	5.450		09/01/2026	1,464,400
1,000,000	Temecula, CA Public Financing Authority Community Facilities District (Roripaugh)	5.500		09/01/2036	678,730
10,500,000	University of California (Regents Medical Center)[1]	5.000		05/15/2037	11,732,595
575,000	Upland, CA Community Facilities District Special Tax)[2]	5.000		09/01/2034	613,301
3,000,000	Val Verde, CA Unified School District[2]	5.500		08/01/2030	3,492,990
900,000	Vernon, CA Electric System[2]	5.125		08/01/2033	991,638
5,000,000	Vernon, CA Electric System[2]	5.500		08/01/2041	5,583,750
100,000	Victor Valley, CA Union High School District	5.050		09/01/2025	100,139
1,160,000	Victor Valley, CA Union High School District	5.100		09/01/2035	1,065,263
2,025,000	Westside, CA Union School District Community Facilities District Special Tax No. 2005-2	5.000		09/01/2036	2,029,516
					535,703,925
Colorado—1.8%
1,235,000	Arkansas River, CO Power Authority[2]	6.000		10/01/2040	1,312,385
750,000	Arkansas River, CO Power Authority[2]	6.125		10/01/2040	817,320
1,000,000	CO Andonea Metropolitan District No. 3[7]	6.250		12/01/2035	841,540
2,754,000	CO Arista Metropolitan District	6.750		12/01/2035	2,090,451
4,125,000	CO Broomfield Village Metropolitan District No. 2	6.250		12/01/2032	3,905,179
910,000	CO Central Marksheffel Metropolitan District	7.250		12/01/2029	920,565
500,000	CO Copperleaf Metropolitan District No. 2	5.850		12/01/2026	399,490
625,000	CO Copperleaf Metropolitan District No. 2	5.950		12/01/2036	456,244
294,000	CO Crystal Crossing Metropolitan District[7]	6.000		12/01/2036	199,056
125,000	CO E-470 Public Highway Authority	6.814	[4]	09/01/2025	75,149
495,000	CO Educational and Cultural Facilities Authority (Carbon Valley Academy Charter School)	5.625		12/01/2036	394,436
3,100,000	CO Educational and Cultural Facilities Authority (Charter School)[2]	6.250		11/01/2040	3,638,470
1,805,000	CO Educational and Cultural Facilities Authority (Colorado Springs Charter Academy Building Corp.)[2]	5.250		07/01/2028	1,928,191
1,500,000	CO Educational and Cultural Facilities Authority (Free Horizon Charter School)[2]	6.125		06/15/2040	1,713,525
4,430,000	CO Educational and Cultural Facilities Authority (Rocky Mountain Academy of Evergreen)[2]	6.450		11/01/2040	5,099,019

OPPENHEIMER AMT-FREE MUNICIPALS	23

STATEMENT OF INVESTMENTS    (Unaudited) / Continued

Principal Amount		Coupon	Maturity	Value

Colorado Continued
$ 500,000	CO Elbert and Highway 86 Metropolitan District	5.750%	12/01/2036	$365,635
1,000,000	CO Elkhorn Ranch Metropolitan District	6.375	12/01/2035	928,080
500,000	CO Fallbrook Metropolitan District	5.625	12/01/2026	451,965
750,000	CO Fossil Ridge Metropolitan District No. 1	7.250	12/01/2040	800,588
500,000	CO Heritage Todd Creek Metropolitan District	5.500	12/01/2037	405,215
500,000	CO High Plains Metropolitan District[7]	6.250	12/01/2035	302,915
231,000	CO Horse Creek Metropolitan District	5.750	12/01/2036	194,451
450,000	CO Huntington Trails Metropolitan District	6.250	12/01/2036	465,404
405,000	CO International Center Metropolitan District No. 3	6.500	12/01/2035	350,746
500,000	CO Liberty Ranch Metropolitan District[7]	6.250	12/01/2036	443,090
625,000	CO Madre Metropolitan District No. 2	5.500	12/01/2036	475,138
2,770,000	CO Murphy Creek Metropolitan District No. 3[7]	6.000	12/01/2026	1,378,574
2,850,000	CO Murphy Creek Metropolitan District No. 3[7]	6.125	12/01/2035	1,403,654
1,945,000	CO North Range Metropolitan District No. 1	5.000	12/15/2024	1,952,352
1,250,000	CO North Range Metropolitan District No. 2	5.500	12/15/2018	1,280,450
500,000	CO North Range Metropolitan District No. 2	5.500	12/15/2037	495,950
1,000,000	CO Northwest Metropolitan District No. 3	6.125	12/01/2025	1,002,600
1,875,000	CO Northwest Metropolitan District No. 3	6.250	12/01/2035	1,872,544
750,000	CO Potomac Farms Metropolitan District	7.250	12/01/2037	637,290
125,000	CO Potomac Farms Metropolitan District	7.625	12/01/2023	119,539
440,000	CO Prairie Center Metropolitan District No. 3	5.250	12/15/2021	446,587
785,000	CO Prairie Center Metropolitan District No. 3	5.400	12/15/2031	787,394
730,000	CO Regency Metropolitan District	5.750	12/01/2036	624,106
5,000	CO Ridges Metropolitan District Mesa County	6.100	10/15/2013	5,017
1,000,000	CO Serenity Ridge Metropolitan District No. 2[7]	7.500	12/01/2034	483,530
366,000	CO Silver Peaks Metropolitan District	5.750	12/01/2036	256,764
1,000,000	CO Sorrell Ranch Metropolitan District[3]	6.750	12/15/2036	605,200
540,000	CO Tallyns Reach Metropolitan District No. 3	5.100	12/01/2026	553,743
500,000	CO Traditions Metropolitan District No. 2	5.750	12/01/2036	489,795
1,034,000	CO Wheatlands Metropolitan District	6.000	12/01/2025	977,326
500,000	CO Wheatlands Metropolitan District	6.125	12/01/2035	444,725
175,000	Fairplay, CO Sanitation District	5.250	12/15/2031	175,103
265,000	Harvest Junction, CO Metropolitan District	5.000	12/01/2030	274,461
135,000	Harvest Junction, CO Metropolitan District	5.200	12/01/2032	140,744
260,000	Harvest Junction, CO Metropolitan District	5.375	12/01/2037	271,487
180,000	Jefferson County, CO (Section 14 Metropolitan District)	5.000	12/01/2018	197,312

24	OPPENHEIMER AMT-FREE MUNICIPALS

Principal Amount		Coupon		Maturity	Value

Colorado Continued
$ 2,050,000	Loveland, CO Special Assessment	5.625%		07/01/2029	$1,795,452
1,025,000	Public Authority for CO (Natural Gas Energy)[2]	6.250		11/15/2028	1,308,484
500,000	Tabernash Meadows, CO Water & Sanitation District	7.125		12/01/2034	546,840
3,824,161	Woodmen Heights, CO Metropolitan District No. 1	0.000	[6]	12/15/2041	1,506,987
1,057,237	Woodmen Heights, CO Metropolitan District No. 1	6.000		12/01/2041	1,012,495
					52,020,752
Connecticut—0.2%
5,000	CT H&EFA (DKH)[2]	5.375		07/01/2016	5,018
220,000	CT H&EFA (DKH/CHHC/HNE Obligated Group)[2]	5.375		07/01/2026	220,455
500,000	Georgetown, CT Special Taxing District[7]	5.125		10/01/2036	232,290
10,150,000	Mashantucket, CT Western Pequot Tribe, Series B7	5.750		09/01/2027	4,707,875
					5,165,638
Delaware—0.2%
3,789,000	Bridgeville, DE Special Obligation (Heritage Shores)	5.450		07/01/2035	3,282,562
1,000,000	Kent County, DE Student Hsg. (Delaware State University Student Hsg. Foundation)	5.000		07/01/2025	922,340
630,000	Kent County, DE Student Hsg. (Delaware State University Student Hsg. Foundation)	5.000		07/01/2030	560,593
2,303,000	Millsboro, DE Special Obligation (Plantation Lakes)	5.450		07/01/2036	1,817,343
					6,582,838
District of Columbia—0.7%
25,000	District of Columbia (James F. Oyster Elementary School)	6.450		11/01/2034	25,004
2,000,000	District of Columbia Center for Strategic & International Studies[2]	6.375		03/01/2031	2,171,220
2,100,000	District of Columbia Center for Strategic & International Studies[2]	6.625		03/01/2041	2,299,689
2,475,000	District of Columbia Tobacco Settlement Financing Corp.[2]	6.500		05/15/2033	2,916,565
3,325,000	District of Columbia Tobacco Settlement Financing Corp.[2]	6.750		05/15/2040	3,457,967
72,125,000	District of Columbia Tobacco Settlement Financing Corp. (TASC)	6.375	[4]	06/15/2046	2,666,461

OPPENHEIMER AMT-FREE MUNICIPALS	25

STATEMENT OF INVESTMENTS    (Unaudited) / Continued

Principal Amount		Coupon		Maturity	Value

District of Columbia Continued
$ 400,000	District of Columbia University (Gallaudet University)[2]	5.500%		04/01/2034	$464,548
6,500,000	Metropolitan Washington D.C. Airport Authority (Dulles Toll Road)[2]	0.000	[6]	10/01/2041	6,481,020
					20,482,474
Florida—12.5%
100,000	Alachua County, FL Health Facilities Authority (Shands Teaching Hospital & Clinics/Shands at Lake Shore Obligated Group)[2]	6.750		12/01/2030	116,864
2,000,000	Amelia Concourse, FL Community Devel. District[3]	5.750		05/01/2038	795,440
1,120,000	Arlington Ridge, FL Community Devel. District[3]	5.500		05/01/2036	444,226
225,000	Atlantic Beach, FL Health Care Facilities (Fleet Landing)	6.000		10/01/2029	225,135
1,205,000	Avelar Creek, FL Community Devel. District	5.375		05/01/2036	1,172,935
435,000	Avignon Villages, FL Community Devel. District[3]	5.300		05/01/2014	108,872
250,000	Avignon Villages, FL Community Devel. District[3]	5.400		05/01/2037	62,593
65,000	Baker County, FL Hospital Authority	5.300		12/01/2023	64,999
1,640,000	Bay Laurel Center, FL Community Devel. District	5.450		05/01/2037	1,615,990
1,430,000	Baywinds, FL Community Devel. District	5.250		05/01/2037	762,204
1,895,000	Boynton Village, FL Community Devel. District Special Assessment[3]	6.000		05/01/2038	1,725,720
2,450,000	Brevard County, FL Industrial Devel. Revenue (Tuff Florida Tech)[2]	6.500		11/01/2029	2,726,287
11,000,000	Brevard County, FL Industrial Devel. Revenue (Tuff Florida Tech)[2]	6.750		11/01/2039	12,334,300
25,000	Broward County, FL Educational Facilities Authority (Nova Southeastern University)[2]	5.625		04/01/2034	25,458
1,255,000	Cascades, FL Groveland Community Devel. District	5.300		05/01/2036	1,009,183
3,400,000	Chapel Creek, FL Community Devel. District Special Assessment[3]	5.500		05/01/2038	1,430,550
1,675,000	Clearwater Cay, FL Community Devel. District[3]	5.500		05/01/2037	639,197
1,400,000	Copperstone, FL Community Devel. District	5.200		05/01/2038	1,175,538
4,365,000	Creekside, FL Community Devel. District[3]	5.200		05/01/2038	1,836,312
875,000	Crosscreek, FL Community Devel. District[3]	5.500		05/01/2017	376,950
415,000	Crosscreek, FL Community Devel. District[3]	5.600		05/01/2039	178,865
5,530,000	Cypress Creek of Hillsborough County, FL Community Devel. District	5.350		05/01/2037	3,556,288
800,000	Dade County, FL IDA (Miami Cerebral Palsy Residence)	8.000		06/01/2022	800,200
25,000	Destin, FL Community Redevel. Agency (Town Center Area)	5.300		05/01/2027	24,268

26	OPPENHEIMER AMT-FREE MUNICIPALS

Principal Amount		Coupon	Maturity	Value

Florida Continued
$ 1,700,000	Dupree Lakes, FL Community Devel. District	5.375%	05/01/2037	$1,598,000
695,000	Durbin Crossing, FL Community Devel. District Special Assessment[3]	5.250	11/01/2015	583,168
245,000	East Homestead FL Community Devel. District	7.250	05/01/2021	267,332
2,270,000	East Homestead, FL Community Devel. District	5.375	05/01/2036	1,756,617
1,290,000	East Homestead, FL Community Devel. District	5.450	05/01/2036	1,324,069
580,000	Escambia County, FL Health Facilities Authority	5.950	07/01/2020	605,445
3,215,000	Escambia County, FL Health Facilities Authority (Baptist Manor/Baptist Hospital Obligated Group)[2]	6.000	08/15/2036	3,694,131
10,000	Escambia County, FL Utilities Authority[2]	6.250	01/01/2015	10,518
2,550,000	FL Capital Trust Agency (American Opportunity)[7]	5.875	06/01/2038	1,453,296
5,665,000	FL Capital Trust Agency (Atlantic Hsg. Foundation)[3]	7.000	07/15/2032	2,548,400
1,875,000	FL Capital Trust Agency (Atlantic Hsg. Foundation)[3]	8.260	07/15/2038	843,469
750,000	FL Capital Trust Agency (Miami Community Charter School)	7.000	10/15/2040	803,760
1,810,000	FL Capital Trust Agency (Windsor Cove Apartments)[2]	5.000	11/01/2047	1,798,633
7,500,000	FL Citizens Property Insurance Corp.[2]	5.000	06/01/2022	8,879,850
10,440,000	FL COP (Dept. of Management Services)[1]	5.250	08/01/2028	12,216,784
15,000	FL Correctional Private Commission (350 Bed Youthful) COP[2]	5.000	08/01/2017	15,342
220,000	FL Gateway Services Community Devel. District (Sun City Center)	6.500	05/01/2033	221,701
1,250,000	FL HEFFA (Bethune-Cookman University)[2]	5.375	07/01/2032	1,411,913
650,000	FL HEFFA (Nova Educational Facilities)[2]	5.000	04/01/2032	705,933
1,100,000	FL Lake Ashton II Community Devel. District[7]	5.375	05/01/2036	842,292
500,000	FL Parker Road Community Devel. District[3]	5.350	05/01/2015	243,120
465,000	FL Parker Road Community Devel. District[7]	5.600	05/01/2038	226,557
950,000	FL Principal One Community Devel. District	5.650	05/01/2035	965,666
3,920,000	Flora Ridge, FL Educational Facilities Benefit District	5.300	05/01/2037	3,543,562
1,180,000	Fontainbleau Lakes, FL Community Devel. District	6.000	05/01/2015	1,144,352
890,000	Fontainbleau Lakes, FL Community Devel. District	6.000	05/01/2038	892,875
371,868	Forest Creek, FL Community Devel. District[7,8]	5.450	05/01/2036	246,355
150,000	Forest Creek, FL Community Devel. District	5.450	05/01/2036	151,439
960,000	Greater Lakes/Sawgrass Bay, FL Community Devel. District	5.500	05/01/2038	912,010
16,000,000	Greater Orlando, FL Aviation Authority[1]	5.000	10/01/2032	18,158,880

OPPENHEIMER AMT-FREE MUNICIPALS	27

STATEMENT OF INVESTMENTS    (Unaudited) / Continued

Principal Amount		Coupon	Maturity	Value

Florida Continued
$ 1,170,000	Harrison Ranch, FL Community Devel. District	5.300%	05/01/2038	$1,170,784
195,000	Heritage Isles, FL Community Devel. District[3]	7.100	10/01/2023	36,395
1,215,000	Heritage Plantation, FL Community Devel. District[7]	5.400	05/01/2037	487,665
10,000	Hialeah, FL Hsg. Authority[2]	5.800	06/20/2033	10,094
310,000	Highland Meadows, FL Community Devel. District Special Assessment, Series A3	5.500	05/01/2036	125,686
3,820,000	Highlands, FL Community Devel. District[3]	5.550	05/01/2036	2,377,568
120,000	Highlands, FL Community Devel. District	7.090	05/01/2020	60,133
745,000	Hillsborough County, FL IDA (Senior Care Group)	6.750	07/01/2029	745,715
25,000	Hillsborough County, FL IDA (Tampa General Hospital)[2]	5.400	10/01/2028	25,322
855,000	Indigo, FL Community Devel. District[3]	5.750	05/01/2036	435,947
35,000	Jacksonville, FL Health Facilities Authority (Daughters of Charity Health Services of Austin)[2]	5.250	08/15/2027	35,144
10,000,000	Jacksonville, FL Sales Tax (Better Jacksonville)[2]	5.000	10/01/2030	11,689,900
1,255,000	Lakeland, FL Educational Facilities (Florida Southern College)[2]	5.000	09/01/2029	1,372,343
1,000,000	Lakeland, FL Educational Facilities (Florida Southern College)[2]	5.000	09/01/2037	1,073,570
2,000,000	Lakeland, FL Educational Facilities (Florida Southern College)[2]	5.000	09/01/2042	2,137,300
250,000	Lakeside Landings, FL Devel. District[3]	5.500	05/01/2038	102,788
4,725,000	Lakewood Ranch, FL Stewardship District	5.500	05/01/2036	3,752,784
3,625,000	Lakewood Ranch, FL Stewardship District (Country Club East Investors)	5.400	05/01/2037	3,152,300
500,000	Legends Bay, FL Community Devel. District	5.500	05/01/2014	450,430
500,000	Legends Bay, FL Community Devel. District	5.875	05/01/2038	356,355
1,930,000	Lucaya, FL Community Devel. District	5.375	05/01/2035	1,780,502
530,000	Madison County, FL Mtg. (Twin Oaks)	6.000	07/01/2025	527,679
1,775,000	Magnolia Creek, FL Community Devel. District[3]	5.900	05/01/2039	621,374
1,425,000	Magnolia West, FL Community Devel. District Special Assessment[3]	5.350	05/01/2037	786,287
3,000,000	Martin County, FL Health Facilities Authority (Martin Memorial Medical Center)[2]	5.000	11/15/2028	3,282,840
8,620,000	Meadow Pines, FL Community Devel. District Special Assessment	6.250	05/01/2034	8,440,532
50,000	Miami, FL Health Facilities Authority (Catholic Health East)[2]	5.250	11/15/2028	50,690
1,000,000	Miami-Dade County, FL Aviation (Miami International Airport)[2]	5.500	10/01/2029	1,168,930
435,000	Miromar Lakes, FL Community Devel. District	4.875	05/01/2022	433,525

28	OPPENHEIMER AMT-FREE MUNICIPALS

Principal Amount		Coupon	Maturity	Value

Florida Continued
$ 795,000	Miromar Lakes, FL Community Devel. District	5.375%	05/01/2032	$800,978
6,905,000	Miromar Lakes, FL Community Devel. District	6.875	05/01/2035	6,818,826
3,655,000	Monterey/Congress, FL Community Devel. District Special Assessment	5.375	05/01/2036	3,340,341
9,030,000	Moody River, FL Estates Community Devel. District	5.350	05/01/2036	6,353,327
10,300,000	Myrtle Creek, FL Improvement District Special Assessment	5.200	05/01/2037	9,499,896
580,000	Naturewalk, FL Community Devel. District[7]	5.300	05/01/2016	290,934
485,000	Naturewalk, FL Community Devel. District[3]	5.500	05/01/2038	243,417
450,000	Oak Creek, FL Community Devel. District Special Assessment	5.800	05/01/2035	433,103
7,040,000	Oakland, FL Charter School	6.950	12/01/2032	7,112,301
300,000	Orange County, FL Health Facilities Authority (GF Orlando/CFGH Obligated Group)	8.875	07/01/2021	303,606
750,000	Orange County, FL Health Facilities Authority (GF Orlando/CFGH Obligated Group)	9.000	07/01/2031	758,618
250,000	Orange County, FL Health Facilities Authority (Orlando Lutheran Tower)	5.500	07/01/2032	255,385
10,000,000	Orange County, FL School Board COP[1]	5.500	08/01/2034	11,584,800
7,500,000	Orange County, FL School Board COP[2]	5.500	08/01/2034	8,688,600
450,000	Palace Coral Gables, FL Community Devel. District Special Assessment[2]	5.000	05/01/2032	514,971
1,000,000	Palace Coral Gables, FL Community Devel. District Special Assessment[2]	5.625	05/01/2042	1,175,700
1,250,000	Palm Bay, FL Educational Facilities (Patriot Charter School)[3]	7.000	07/01/2036	374,900
50,000	Palm Beach County Plantation, FL Community Devel. District Special Assessment[2]	6.250	05/01/2034	51,675
125,000	Palm Beach County, FL Health Facilities Authority (Boca Raton Community Hospital)[2]	5.500	12/01/2021	125,295
25,000	Palm Beach County, FL Health Facilities Authority (Boca Raton Community Hospital)[2]	5.625	12/01/2031	25,040
1,970,000	Palm Coast Park, FL Community Devel. District Special Assessment	5.700	05/01/2037	1,369,071
2,300,000	Palm Glades, FL Community Devel. District	5.300	05/01/2036	2,304,554
880,000	Palm Glades, FL Community Devel. District Special Assessment	7.250	08/01/2016	960,810
460,000	Palm River, FL Community Devel. District[3]	5.150	05/01/2013	183,379
510,000	Palm River, FL Community Devel. District[3]	5.375	05/01/2036	203,470
4,335,000	Palma Sola Trace, FL Community Devel. District	5.750	05/01/2035	4,335,607
2,270,000	Parkway Center, FL Community Devel. District, Series A	6.125	05/01/2024	2,165,989

OPPENHEIMER AMT-FREE MUNICIPALS	29

STATEMENT OF INVESTMENTS    (Unaudited) / Continued

Principal Amount		Coupon	Maturity	Value

Florida Continued
$ 2,195,000	Parkway Center, FL Community Devel. District, Series A	6.300%	05/01/2034	$1,976,949
1,375,000	Pine Ridge Plantation, FL Community Devel. District[3]	5.400	05/01/2037	928,235
1,400,000	Pinellas County, FL Health Facility Authority (St. Mark Village)	5.650	05/01/2037	1,350,650
425,000	Poinciana West, FL Community Devel. District Special Assessment	6.000	05/01/2037	428,434
65,000	Port St. Lucie, FL Special Assessment (Peacock & Lowry)	5.350	07/01/2027	61,558
595,000	Portico, FL Community Devel. District	5.450	05/01/2037	358,470
2,670,000	Portofino Cove, FL Community Devel. District Special Assessment[3]	5.250	05/01/2012	1,059,323
490,000	Portofino Cove, FL Community Devel. District Special Assessment[3]	5.500	05/01/2038	194,555
285,000	Portofino Landings, FL Community Devel. District Special Assessment[3]	5.200	05/01/2017	113,114
980,000	Portofino Landings, FL Community Devel. District Special Assessment[3]	5.400	05/01/2038	389,109
15,000,000	Quarry, FL Community Devel. District	5.500	05/01/2036	13,905,450
10,460,000	Renaissance Commons, FL Community Devel. District, Series A	5.600	05/01/2036	8,922,903
1,710,000	Reunion East, FL Community Devel. District[7]	5.800	05/01/2036	770,646
1,850,000	Reunion East, FL Community Devel. District[7]	7.375	05/01/2033	909,238
4,175,000	Reunion East, FL Community Devel. District	7.375	05/01/2033	4,260,254
1,110,000	Ridgewood Trails, FL Community Devel. District[7]	5.650	05/01/2038	556,987
2,500,000	River Glen, FL Community Devel. District Special Assessment[3]	5.450	05/01/2038	1,021,000
150,000	Rolling Hills, FL Community Devel. District[3]	5.450	05/01/2037	59,283
400,000	Santa Rosa Bay, FL Bridge Authority	6.250	07/01/2028	239,988
4,535,000	Sarasota County, FL Educational Facilities (School of Arts & Sciences)[2]	6.500	07/01/2040	4,914,035
3,445,000	Sarasota County, FL Educational Facilities (School of Arts & Sciences)[2]	6.750	07/01/2030	3,863,292
2,875,000	Six Mile Creek, FL Community Devel. District[7]	5.875	05/01/2038	748,765
1,985,000	South Bay, FL Community Devel. District[3]	5.125	11/01/2009	675,059
3,750,000	South Bay, FL Community Devel. District[3]	5.375	05/01/2013	819,188
5,400,000	South Bay, FL Community Devel. District[3]	5.950	05/01/2036	1,836,432
1,985,000	St. John’s Forest, FL Community Devel. District, Series A	6.125	05/01/2034	1,993,158
1,500,000	St. Johns County, FL IDA (Presbyterian Retirement)[2]	6.000	08/01/2045	1,695,330

30	OPPENHEIMER AMT-FREE MUNICIPALS

Principal Amount		Coupon	Maturity	Value

Florida Continued
$ 400,000	St. Johns County, FL IDA (St. John’s County Welfare Federation)	5.250%	10/01/2041	$347,644
760,000	Stonegate, FL Community Devel. District	6.000	05/01/2024	778,217
995,000	Stonegate, FL Community Devel. District	6.125	05/01/2034	1,017,179
6,020,000	Tern Bay, FL Community Devel. District[3]	5.000	05/01/2015	1,495,368
500,000	Tern Bay, FL Community Devel. District[3]	5.375	05/01/2037	124,235
4,580,000	Town Center, FL at Palm Coast Community Devel. District	6.000	05/01/2036	3,819,995
230,000	Turnbull Creek, FL Community Devel. District Special Assessment	5.250	05/01/2037	171,725
8,785,000	Turnbull Creek, FL Community Devel. District Special Assessment	5.800	05/01/2035	8,051,365
8,675,000	Two Creeks, FL Community Devel. District	5.250	05/01/2037	6,546,936
5,450,000	Verandah East, FL Community Devel. District	5.400	05/01/2037	3,242,641
4,195,000	Verandah, FL Community Devel District	5.250	05/01/2036	3,773,822
1,015,000	Verano Center, FL Community Devel. District	5.375	05/01/2037	761,910
8,750,000	Verona Walk, FL Community Devel. District	5.375	05/01/2037	7,890,138
1,000,000	Villa Portofino East, FL Community Devel. District	5.200	05/01/2037	890,190
2,565,000	Villa Vizcaya, FL Community Devel. District Special Assessment[3]	5.350	05/01/2017	1,295,453
420,000	Villa Vizcaya, FL Community Devel. District Special Assessment[3]	5.550	05/01/2039	212,230
1,575,000	Villages of Westport, FL Community Devel. District[3]	5.700	05/01/2035	945,410
6,560,000	Villagewalk of Bonita Springs, FL Community Devel. District	5.150	05/01/2038	5,738,950
4,770,000	Vista, FL Community Devel. District Special Assessment	5.375	05/01/2037	4,460,332
2,750,000	Volusia County, FL Educational Facility Authority (Embry-Riddle Aeronautical University)[2]	5.000	10/15/2029	3,062,565
1,500,000	Waterford Estates, FL Community Devel. District Special Assessment[3]	5.125	05/01/2013	447,825
2,470,000	Waterford Estates, FL Community Devel. District Special Assessment[3]	5.500	05/01/2037	737,838
935,000	Watergrass, FL Community Devel. District Special Assessment	5.125	11/01/2014	741,118
675,000	Watergrass, FL Community Devel. District Special Assessment	5.375	05/01/2039	353,363
5,645,000	Watergrass, FL Community Devel. District Special Assessment	5.500	05/01/2036	3,080,420
1,591,156	Watergrass, FL Community Devel. District Special Assessment	6.960	11/01/2017	1,502,385

OPPENHEIMER AMT-FREE MUNICIPALS	31

STATEMENT OF INVESTMENTS    (Unaudited) / Continued

Principal Amount		Coupon		Maturity	Value

Florida Continued
$ 950,000	Waterlefe, FL Community Devel. District Golf Course[3]	8.125%		10/01/2025	$70,623
1,115,000	Waters Edge, FL Community Devel. District	0.000	[6]	05/01/2039	524,396
6,240,000	Waters Edge, FL Community Devel. District	5.300		05/01/2036	6,241,310
195,000	Waters Edge, FL Community Devel. District[3]	5.350		05/01/2039	48,809
16,000	Waters Edge, FL Community Devel. District	5.350		05/01/2039	16,150
1,785,000	Waterstone, FL Community Devel. District[3]	5.500		05/01/2018	716,178
540,000	West Villages, FL Improvement District[3]	5.350		05/01/2015	417,274
3,950,000	West Villages, FL Improvement District[3]	5.500		05/01/2037	1,767,625
3,300,000	West Villages, FL Improvement District[3]	5.500		05/01/2038	1,544,169
7,350,000	West Villages, FL Improvement District[3]	5.800		05/01/2036	3,533,145
4,925,000	Westridge, FL Community Devel. District[3]	5.800		05/01/2037	1,877,016
5,840,000	Westside, FL Community Devel. District[3]	5.650		05/01/2037	2,510,149
5,005,000	World Commerce, FL Community Devel. District Special Assessment	6.125		05/01/2035	5,006,001
2,250,000	Wyld Palms, FL Community Devel. District[3]	5.400		05/01/2015	698,198
1,445,000	Wyld Palms, FL Community Devel. District[3]	5.500		05/01/2038	448,571
450,000	Zephyr Ridge, FL Community Devel. District[3]	5.250		05/01/2013	179,258
990,000	Zephyr Ridge, FL Community Devel. District[3]	5.625		05/01/2037	394,654
					359,773,203
Georgia—1.4%
12,990,000	Atlanta, GA Devel. Authority Student Hsg. (Clark Atlanta University)	6.000		07/01/2036	7,792,441
2,470,000	Atlanta, GA Devel. Authority Student Hsg. (Clark Atlanta University)	6.250		07/01/2036	1,481,704
5,000	Atlanta, GA HDC (Bedford Tower)[2]	6.250		01/01/2015	5,020
240,000	Atlanta, GA Tax Allocation (Beltline)[2]	7.500		01/01/2031	295,291
2,000,000	Atlanta, GA Water & Wastewater Authority[2]	5.500		11/01/2027	2,439,020
1,000,000	Chatham County, GA Hospital Authority (Memorial Health University Medical Center)	5.375		01/01/2026	1,046,180
250,000	Chatham County, GA Hospital Authority (Memorial Health University Medical Center)	5.500		01/01/2034	261,833
7,825,000	DeKalb County, GA Devel. Authority Public Purpose[2]	5.500		12/10/2023	8,074,305
10,000	DeKalb County, GA Hsg. Authority (Spring Chase Apartments)	5.400		11/01/2030	10,008
2,000,000	DeKalb County, GA Water & Sewer[2]	5.250		10/01/2036	2,322,060
3,380,000	East Point, GA (Camp Creek), Series B	8.000		02/01/2026	3,385,814
5,085,000	East Point, GA (Camp Creek), Series B	8.000		02/01/2026	5,093,746
5,000,000	GA Main Street Natural Gas[2]	5.500		09/15/2026	6,083,750

32	OPPENHEIMER AMT-FREE MUNICIPALS

Principal Amount		Coupon	Maturity	Value

Georgia Continued
$ 20,000	GA Municipal Electric Authority[2]	6.600%	01/01/2018	$22,455
520,000	Randolph County, GA GO2	5.000	04/01/2030	557,279
500,000	Savannah, GA EDA (Skidway Health & Living Services)	7.400	01/01/2024	515,115
				39,386,021
Idaho—0.2%
60,000	ID Health Facilities Authority (Trinity Health Corp.)[2]	6.250	12/01/2033	71,751
1,000,000	ID Hsg. & Finance Assoc. (Compass Public Charter School)[2]	6.250	07/01/2045	1,074,700
5,360,000	Pocatello, ID Devel. Authority Revenue Allocation Tax Increment, Series A	6.000	08/01/2028	5,254,194
				6,400,645
Illinois—11.5%
500,000	Annawan, IL Tax Increment (Patriot Renewable Fuels)	5.625	01/01/2018	460,610
1,825,000	Bedford Park, IL Tax	5.125	12/30/2018	1,836,206
12,000,000	Chicago, IL GO2	5.000	01/01/2033	13,421,760
2,000,000	Chicago, IL GO2	5.000	01/01/2034	2,233,700
310,000	Chicago, IL Midway Airport, Series B2	5.000	01/01/2035	310,915
5,055,000	Chicago, IL O’Hare International Airport[2]	5.250	01/01/2026	5,561,157
10,000,000	Chicago, IL O’Hare International Airport[2]	5.625	01/01/2035	11,787,200
5,000,000	Chicago, IL O’Hare International Airport (Passenger Facility Charge)[2]	5.000	01/01/2031	5,674,550
5,000,000	Chicago, IL O’Hare International Airport (Passenger Facility Charge)[2]	5.000	01/01/2032	5,641,550
6,000,000	Chicago, IL Park District (Harbor Facilities)[1]	5.250	01/01/2037	6,897,000
10,000,000	Chicago, IL Park District (Harbor Facilities)[1]	5.250	01/01/2040	11,427,100
2,400,000	Cook County, IL Community School District GO	7.125	06/01/2024	2,728,272
949,000	Cortland, IL Special Tax (Sheaffer System)[7]	5.500	03/01/2017	570,662
395,000	Country Club Hills, IL GO	5.000	12/01/2026	421,663
410,000	Country Club Hills, IL GO	5.000	12/01/2027	436,548
435,000	Country Club Hills, IL GO	5.000	12/01/2028	461,974
455,000	Country Club Hills, IL GO	5.000	12/01/2029	482,177
475,000	Country Club Hills, IL GO	5.000	12/01/2030	501,861
500,000	Country Club Hills, IL GO	5.000	12/01/2031	527,820
40,000	Country Club Hills, IL GO	5.000	12/01/2032	42,135
4,145,000	Country Club Hills, IL Sales Tax[2]	4.800	12/01/2029	4,309,639

OPPENHEIMER AMT-FREE MUNICIPALS	33

STATEMENT OF INVESTMENTS    (Unaudited) / Continued

Principal Amount		Coupon	Maturity	Value

Illinois Continued
$ 168,000	Du Page County, IL Special Service Area No. 31 Special Tax (Monarch Landing)	5.400%	03/01/2016	$170,465
320,000	Du Page County, IL Special Service Area No. 31 Special Tax (Monarch Landing)	5.625	03/01/2036	321,373
1,250,000	Gilberts, IL Special Service Area No. 19 Special Tax (Conservancy)[3]	5.375	03/01/2016	438,013
2,225,000	Harvey, IL GO	5.500	12/01/2027	2,213,675
1,000,000	Harvey, IL GO	5.625	12/01/2032	989,900
5,350,000	Harvey, IL Hotel Motel Tax & Sales (Hotel & Conference Center)	6.875	08/01/2028	4,531,557
65,000	IL Devel. Finance Authority (Community Rehabilitation Providers)	5.700	07/01/2019	62,599
1,920,000	IL Finance Authority (Bethel Terrace Apartments)[2]	5.125	09/01/2025	1,927,968
1,010,000	IL Finance Authority (Illinois Institute of Technology)[2]	5.000	04/01/2026	1,000,334
14,660,000	IL Finance Authority (Illinois Institute of Technology)[2]	5.000	04/01/2031	14,149,979
1,000,000	IL Finance Authority (Illinois Institute of Technology)[2]	5.000	04/01/2036	944,880
155,000	IL Finance Authority (Illinois Institute of Technology)[2]	6.500	02/01/2023	168,849
2,215,000	IL Finance Authority (Illinois Institute of Technology)[2]	7.125	02/01/2034	2,429,988
500,000	IL Finance Authority (Lake Forest College)[2]	5.750	10/01/2032	528,825
450,000	IL Finance Authority (Lake Forest College)[2]	6.000	10/01/2048	473,549
1,000,000	IL Finance Authority (Lutheran Social Services of Illinois/Vesper Management Corp. Obligated Group)[2]	5.125	08/15/2028	1,003,790
20,000,000	IL Finance Authority (Northwestern Memorial Hospital)[1]	6.000	08/15/2039	23,531,800
185,000	IL Finance Authority (Northwestern Memorial Hospital)[2]	6.000	08/15/2039	197,569
5,050,000	IL Finance Authority (OSF Healthcare System)[2]	5.750	11/15/2033	5,583,028
75,000	IL Finance Authority (OSF Healthcare System)[2]	7.125	11/15/2035	83,987
50,000	IL Finance Authority (OSF Healthcare System)[2]	7.125	11/15/2037	62,805
10,190,000	IL Finance Authority (Provena Health)[2]	7.750	08/15/2034	13,033,214
15,000,000	IL Finance Authority (Resurrection Health Care)[1]	5.250	05/15/2029	15,908,400
5,000,000	IL Finance Authority (Resurrection Health)[2]	6.125	05/15/2025	5,749,450
3,250,000	IL Finance Authority (Roosevelt University)[2]	5.500	04/01/2032	3,449,290
6,270,000	IL Finance Authority (Roosevelt University)[2]	5.500	04/01/2037	6,605,132
5,600,000	IL Finance Authority (Roosevelt University)[2]	5.750	04/01/2024	6,393,184

34	OPPENHEIMER AMT-FREE MUNICIPALS

Principal Amount		Coupon	Maturity	Value

Illinois Continued
$ 2,680,000	IL Finance Authority (Roosevelt University)[2]	6.250%	04/01/2029	$3,088,888
28,415,000	IL Finance Authority (Roosevelt University)[2]	6.500	04/01/2039	32,512,727
5,855,000	IL Finance Authority (Roosevelt University)[2]	6.500	04/01/2044	6,678,037
10,645,000	IL Finance Authority (Silver Cross Hospital and Medical Centers)[2]	7.000	08/15/2044	12,740,255
4,765,000	IL Finance Authority (Swedish Covenant Hospital)[2]	5.750	08/15/2029	5,443,679
10,000,000	IL Finance Authority (Trinity Health Corp.)[2]	5.000	12/01/2030	11,520,500
3,000,000	IL Finance Authority Student Hsg. (MJH Education Assistance)	5.125	06/01/2035	2,579,730
700,000	IL GO2	5.000	08/01/2025	791,672
1,500,000	IL GO2	5.000	03/01/2037	1,625,730
70,000	IL Health Facilities Authority (EMH/EMHH/EMHS Obligated Group)[2]	5.625	01/01/2028	70,225
35,000	IL Health Facilities Authority (Holy Family Medical Center)[2]	5.125	08/15/2022	35,024
5,000,000	IL Metropolitan Pier & Exposition Authority (McCormick Place Exposition)[2]	5.000	12/15/2028	5,862,850
330,000	IL Metropolitan Pier & Exposition Authority (McCormick Place Exposition)[2]	5.500	06/15/2050	375,187
895,000	Jefferson County, IL High School District No. 201 (Mt. Vernon)[2]	6.500	12/30/2027	1,258,182
955,000	Jefferson County, IL High School District No. 201 (Mt. Vernon)[2]	6.500	12/30/2028	1,330,267
1,160,000	Jefferson County, IL High School District No. 201 (Mt. Vernon)[2]	6.500	12/30/2031	1,651,562
4,431,000	Lakemoor Village, IL Special Tax	5.000	03/01/2027	4,463,524
2,725,000	Lincolnshire, IL Special Service Area No. 1 Special Tax (Sedgebrook)	6.250	03/01/2034	2,775,440
500,000	Lombard, IL Public Facilities Corp. (Conference Center & Hotel)	5.500	01/01/2036	319,565
1,455,000	Manhattan, IL Special Service Area Special Tax (Groebe Farm-Stonegate)[3]	6.125	03/01/2040	363,881
480,000	Markham, IL GO2	5.750	02/01/2028	496,613
1,185,000	Plano, IL Special Service Area No. 5	6.000	03/01/2036	1,150,386
500,000	Southwestern IL Devel. Authority (Eden Retirement Center)	5.850	12/01/2036	415,195
4,870,000	Southwestern IL Devel. Authority (Local Government Programming)	7.000	10/01/2022	5,087,446
1,900,000	Southwestern IL Devel. Authority (Village of Sauget)	5.625	11/01/2026	1,624,557
12,000,000	Springfield, IL Electric[2]	5.000	03/01/2030	12,648,960
3,000,000	University of Illinois (Auxiliary Facilities System)[2]	5.125	04/01/2036	3,371,880

OPPENHEIMER AMT-FREE MUNICIPALS	35

STATEMENT OF INVESTMENTS    (Unaudited) / Continued

Principal Amount		Coupon	Maturity	Value

Illinois Continued
$ 12,000,000	University of Illinois (Auxiliary Facilities System)[1]	5.750%	04/01/2038	$13,717,680
1,975,000	Vernon Hills, IL Tax Increment (Town Center)	6.250	12/30/2026	1,977,350
960,000	Volo Village, IL Special Service Area (Lancaster Falls)	5.750	03/01/2036	961,200
3,822,000	Volo Village, IL Special Service Area (Remington Pointe)	6.450	03/01/2034	3,834,383
2,345,000	Yorkville, IL United City Special Services Area Special Tax (Bristol Bay)	5.875	03/01/2036	2,414,576
1,634,000	Yorkville, IL United City Special Services Area Special Tax (Raintree Village II)	6.250	03/01/2035	1,018,489
				331,893,742
Indiana—2.2%
1,600,000	Anderson, IN Redevel. District[2]	6.000	02/01/2026	1,805,040
6,300,000	Carmel, IN Redevel. District	7.750	01/15/2030	7,801,479
5,075,000	Carmel, IN Redevel. District	8.000	01/15/2035	6,659,415
1,700,000	Carmel, IN Redevel. District COP	6.500	07/15/2035	1,825,273
1,365,000	Hammond, IN Local Public Improvement District[2]	5.000	02/01/2024	1,465,819
1,000,000	Hammond, IN Local Public Improvement District[2]	6.500	08/15/2030	1,044,160
1,000,000	Hammond, IN Local Public Improvement District[2]	6.750	08/15/2035	1,051,550
2,885,000	IN Finance Authority (Marian University)[2]	5.250	09/15/2025	3,069,871
4,250,000	IN Finance Authority (Marian University)[2]	6.375	09/15/2041	4,716,225
4,750,000	IN Finance Authority (Marian University)[2]	6.500	09/15/2030	5,389,730
325,000	IN Finance Authority Educational Facilities (Irvington Community)[2]	9.000	07/01/2039	400,000
5,000,000	Indianapolis, IN Local Public Improvement Bond Bank[2]	5.750	01/01/2038	5,721,250
1,000,000	Indianapolis, IN Multifamily Hsg. (Berkley Common)[2]	5.750	07/01/2030	1,099,200
3,985,000	Indianapolis, IN Multifamily Hsg. (Berkley Common)[2]	6.000	07/01/2040	4,311,252
2,025,000	Indianapolis, IN Multifamily Hsg. (Stonekey Apartments)[2]	7.000	02/01/2039	2,261,723
10,000,000	Mount Vernon, IN School Building Corp.[2]	5.000	01/15/2037	10,672,600
4,750,000	North Manchester, IN (Estelle Peabody Memorial Home)[3]	7.125	07/01/2022	1,603,268
2,250,000	Shelbyville, IN Redevel. District Tax Increment (Central Shelbyville Economic)	6.500	07/01/2022	2,320,110
				63,217,965

36	OPPENHEIMER AMT-FREE MUNICIPALS

Principal Amount		Coupon	Maturity	Value

Iowa—0.8%
$ 1,000,000	Dickinson County, IA Hsg. (Spirit Lake)	5.875%	12/01/2036	$1,002,660
750,000	IA Finance Authority (Amity Fellowserve)	6.500	10/01/2036	779,805
400,000	IA Finance Authority (Boys & Girls Home and Family Services)[3]	5.900	12/01/2028	176,000
2,035,000	IA Finance Authority (Mercy Medical Center)[2]	5.000	08/15/2028	2,322,362
1,500,000	IA Finance Authority (Mercy Medical Center)[2]	5.000	08/15/2029	1,702,860
450,000	IA Finance Authority Senior Hsg. (Wedum Walnut Ridge)	5.375	06/01/2025	379,323
7,975,000	IA Tobacco Settlement Authority[2]	5.375	06/01/2038	7,618,837
9,500,000	IA Tobacco Settlement Authority[2]	5.500	06/01/2042	9,086,750
				23,068,597
Kansas—0.1%
200,000	Burlington, KS Pollution Control (Kansas Gas & Electric Company)[2]	6.000	06/01/2031	201,486
1,060,000	Hays, KS Sales Tax	6.000	01/01/2025	1,062,459
422,000	Overland Park, KS Transportation Devel. District (Grass Creek)	4.850	09/01/2016	428,161
2,435,000	Pittsburgh, KS Special Obligation (North Broadway Redevel.)	4.900	04/01/2024	2,094,684
				3,786,790
Kentucky—0.0%
75,000	Jefferson County, KY Health Facilities (University Medical Center)[2]	5.250	07/01/2022	75,131
80,000	Owens County, KY Waterworks System (AWCC/KAWC Obligated Group)[2]	6.250	06/01/2039	90,288
15,000	Springfield, KY Educational Devel. (St. Catherine College)	5.750	10/01/2035	15,468
				180,887
Louisiana—1.9%
1,000,000	LA Citizens Property Insurance Corp.[2]	5.000	06/01/2024	1,148,730
1,000,000	LA Citizens Property Insurance Corp.[2]	5.000	06/01/2024	1,162,780
8,280,000	LA HFA (La Chateau)[2]	6.875	09/01/2029	8,603,582
5,000,000	LA HFA (La Chateau)[2]	7.250	09/01/2039	5,251,000
2,000,000	LA Local Government EF&CD Authority (Baton Rouge Student Hsg.)	5.250	09/01/2018	1,506,060
35,000	LA Local Government EF&CD Authority (Baton Rouge Student Hsg.)	5.250	09/01/2035	22,919
3,085,000	LA Local Government EF&CD Authority (Baton Rouge Student Hsg.)	5.500	09/01/2022	2,028,202

OPPENHEIMER AMT-FREE MUNICIPALS	37

STATEMENT OF INVESTMENTS    (Unaudited) / Continued

Principal Amount		Coupon	Maturity	Value

Louisiana Continued
$ 1,000,000	LA Local Government EF&CD Authority (Bellemont Apartments)[2]	6.000%	09/01/2022	$948,980
1,750,000	LA Local Government EF&CD Authority (Bellemont Apartments)[2]	6.000	09/01/2027	1,603,490
3,925,000	LA Local Government EF&CD Authority (Bellemont Apartments)[2]	6.000	09/01/2035	3,466,403
480,000	LA Local Government EF&CD Authority (Bellemont Apartments)[2]	7.500	09/01/2016	455,784
1,240,000	LA Local Government EF&CD Authority (Capital Projects and Equipment)	6.550	09/01/2025	1,430,414
19,275,000	LA Public Facilities Authority (OLOLRMC/OLOLMC Obligated Group)[2]	6.750	07/01/2039	22,646,969
2,000,000	LA Stadium & Exposition District[2]	5.000	07/01/2032	2,298,560
2,500,000	Lakeshore Villages, LA Master Community Devel. District[7]	5.250	07/01/2017	1,000,825
20,000	New Orleans, LA Exhibit Hall Special Tax (Ernest N. Morial)[2]	5.000	07/15/2025	20,629
				53,595,327
Maine—0.3%
2,000,000	ME H&HEFA (Maine General Medical Center)[2]	6.750	07/01/2036	2,456,320
5,000,000	ME H&HEFA (Maine General Medical Center)[2]	7.500	07/01/2032	6,436,400
				8,892,720
Maryland—0.3%
10,000	Baltimore, MD Wastewater[2]	5.125	07/01/2042	10,034
20,000	MD EDC Student Hsg. (Allegheny College Hsg.)	5.750	09/01/2020	20,002
40,000	MD EDC Student Hsg. (Allegheny College Hsg.)	6.000	09/01/2032	39,999
4,900,000	MD EDC Student Hsg. (Bowie State University)[2]	5.375	06/01/2033	4,743,690
1,000,000	MD EDC Student Hsg. (Morgan State University)[2]	5.000	07/01/2034	1,079,010
2,000,000	MD EDC Student Hsg. (University of Maryland)[2]	5.625	10/01/2023	1,803,860
65,000	MD H&HEFA (Johns Hopkins Hospital)	5.375	07/01/2020	65,158
977,000	Prince Georges County, MD Special District (Victoria Falls)	5.250	07/01/2035	978,309
750,000	Salisbury, MD Special Obligation (Villages at Aydelotte Farm)[3]	5.250	01/01/2037	284,505
				9,024,567
Massachusetts—0.5%
100,000	MA Devel. Finance Agency (Boston Biomedical Research)[2]	5.750	02/01/2029	99,993
260,000	MA Devel. Finance Agency (Evergreen Center)[2]	5.500	01/01/2035	263,094
750,000	MA Devel. Finance Agency (Lasell College)[2]	5.500	07/01/2026	830,265

38	OPPENHEIMER AMT-FREE MUNICIPALS

Principal Amount		Coupon		Maturity	Value

Massachusetts Continued
$ 25,000	MA Devel. Finance Agency (Lasell College)[2]	6.000%		07/01/2031	$28,162
461,488	MA Devel. Finance Agency (Linden Ponds)	0.605	[4]	11/15/2056	2,478
92,782	MA Devel. Finance Agency (Linden Ponds)	5.500		11/15/2046	58,464
14,103	MA Devel. Finance Agency (Linden Ponds)	6.250		11/15/2039	10,639
1,733,606	MA Devel. Finance Agency (Linden Ponds)	6.250		11/15/2046	1,274,322
40,000	MA Devel. Finance Agency (Northern Berkshire Community)	5.750		02/01/2029	33,963
87,573	MA Devel. Finance Agency (Northern Berkshire Healthcare)	3.184	[4]	02/15/2043	8,758
123,750	MA Devel. Finance Agency (Northern Berkshire Healthcare)	6.000		02/15/2043	105,717
149,400	MA Devel. Finance Agency (Northern Berkshire Healthcare)	35.005	[4]	02/15/2043	1
50,000	MA Devel. Finance Agency (Orchard Cove)	5.250		10/01/2037	50,089
6,590,000	MA GO2	0.290	[9]	02/01/2015	6,590,000
5,000,000	MA GO2	0.390	[9]	02/01/2016	5,000,000
25,000	MA H&EFA (Beverly Hospital Corp.)[2]	5.250		07/01/2023	25,035
55,000	MA H&EFA (VC/TC/FRS/VCS Obligated Group)[2]	5.300		11/15/2028	55,029
					14,436,009
Michigan—3.1%
1,100,000	Detroit, MI City School District[2]	5.000		05/01/2028	1,266,430
680,000	Detroit, MI City School District[2]	5.000		05/01/2031	777,009
500,000	Detroit, MI City School District[2]	5.000		05/01/2033	567,045
680,000	Detroit, MI GO	5.250		04/01/2016	645,728
10,000	Detroit, MI Local Devel. Finance Authority[2]	5.500		05/01/2021	9,278
2,250,000	Detroit, MI Sewer Disposal System[2]	6.500		07/01/2024	2,688,345
13,435,000	Detroit, MI Sewer Disposal System[2]	7.500		07/01/2033	16,810,275
4,200,000	Detroit, MI Water and Sewerage Dept.[2]	5.000		07/01/2032	4,555,908
5,300,000	Detroit, MI Water Supply System[2]	5.000		07/01/2030	5,307,102
1,555,000	Detroit, MI Water Supply System[2]	5.000		07/01/2033	1,628,691
1,000,000	Detroit, MI Water Supply System[2]	5.000		07/01/2036	1,065,320
140,000	Flint, MI Hospital Building Authority (Hurley Medical Center)[2]	5.375		07/01/2018	140,251
2,200,000	Grand Traverse Academy, MI Public School Academy[2]	4.625		11/01/2027	2,014,342
1,000,000	Grand Traverse Academy, MI Public School Academy[2]	4.750		11/01/2032	898,020
495,000	Grand Traverse Academy, MI Public School Academy[2]	5.000		11/01/2022	488,951
4,000,000	Kent, MI Hospital Finance Authority (Spectrum Health)[2]	5.000		11/15/2029	4,552,560

OPPENHEIMER AMT-FREE MUNICIPALS	39

STATEMENT OF INVESTMENTS    (Unaudited) / Continued

Principal Amount		Coupon		Maturity	Value

Michigan Continued
$ 600,000	MI Finance Authority (Old Redford Public School Academy)[2]	5.900%		12/01/2030	$603,306
600,000	MI Finance Authority (Old Redford Public School Academy)[2]	6.500		12/01/2040	621,498
90,000	MI Hospital Finance Authority (OHC/OUH Obligated Group)[2]	5.000		08/15/2031	90,120
14,600,000	MI Hospital Finance Authority (Trinity Health)[1]	6.125		12/01/2023	17,904,418
15,000	MI Hsg. Devel. Authority (Walled Lake Villa)[2]	6.000		04/15/2018	15,049
340,000	MI John Tolfree Health System Corp.[2]	6.000		09/15/2023	339,993
1,155,000	MI Public Educational Facilities Authority (Old Redford Academy)[2]	6.000		12/01/2035	1,157,264
10,404,469	MI Strategic Fund Limited Obligation (Wolverine Human Services)	5.850		08/31/2027	7,881,177
456,125	MI Strategic Fund Limited Obligation (Wolverine Human Services)	7.875		08/31/2028	460,878
1,323,000,000	MI Tobacco Settlement Finance Authority	9.838	[4]	06/01/2058	8,652,420
250,000	Monroe County, MI Hospital Finance Authority (Mercy Memorial Hospital Corp.)[2]	5.500		06/01/2035	268,400
120,000	Mount Clemens, MI Hsg. Corp. (FHA Section 8), Series A2	6.600		06/01/2022	120,361
15,000	Oakland County, MI Sewer Disposal (White Lake Township)[2]	6.000		05/01/2013	15,167
400,000	Plymouth, MI Educational Center Charter School (Public School Academy)[2]	5.375		11/01/2030	387,300
1,325,000	Plymouth, MI Educational Center Charter School (Public School Academy)[2]	5.625		11/01/2035	1,292,511
500,000	Renaissance, MI Public School Academy[2]	6.000		05/01/2037	511,700
600,000	Star International Academy, MI (Public School Academy)[2]	5.000		03/01/2033	618,888
5,000,000	Wayne County, MI Airport Authority (Detroit Metro Wayne Airport)[2]	5.000		12/01/2037	5,586,100
70,000	Wayne County, MI Building Authority[2]	5.250		06/01/2016	70,287
					90,012,092
Minnesota—0.3%
885,000	Columbia Heights, MN EDA Tax Increment (Huset Park Area Redevel.)	5.375		02/15/2032	804,040
1,260,000	Columbia Heights, MN Multifamily & Health Care Facilities (Crest View Corp.)	5.700		07/01/2042	999,596
1,800,000	Minneapolis, MN Multifamily Hsg. (Shingle Creek Senior Hsg.)	5.550		10/20/2042	1,836,936
610,000	Minneapolis, MN Tax Increment (St. Anthony Falls)	5.750		02/01/2027	613,526

40	OPPENHEIMER AMT-FREE MUNICIPALS

Principal Amount		Coupon	Maturity	Value

Minnesota Continued
$ 975,000	Mound, MN Hsg. & Redevel. Authority (Metroplaines)	5.000%	02/15/2027	$979,846
1,615,000	St. Anthony, MN Hsg. & Redevel. Authority (Silver Lake Village)	5.000	02/01/2031	1,583,088
110,000	St. Anthony, MN Hsg. & Redevel. Authority (Silver Lake Village)	5.375	08/01/2021	113,336
1,500,000	St. Anthony, MN Hsg. & Redevel. Authority (Silver Lake Village)	5.625	02/01/2031	1,522,080
4,000	St. Paul, MN Hsg. & Redevel. Authority (Great Northern Lofts)	6.250	03/01/2029	4,140
245,000	St. Paul, MN Port Authority (Great Northern)	6.000	03/01/2030	249,459
				8,706,047
Mississippi—0.2%
80,000	Gulfport, MS Hospital Facility (Memorial Hospital at Gulfport)[2]	5.750	07/01/2031	80,136
45,000	Gulfport, MS Hospital Facility (Memorial Hospital at Gulfport)[2]	6.200	07/01/2018	45,130
60,000	Lowndes County, MS Solid Waste Disposal & Pollution Control (Weyerhaeuser Company)[2]	6.800	04/01/2022	72,680
890,000	Meridian, MS Tax Increment (Meridian Crossroads)	8.750	12/01/2024	981,626
5,145,000	MS Home Corp. (Valley State Student Hsg.)	5.500	12/01/2035	3,159,236
1,150,000	MS Hospital Equipment & Facilities Authority (Southwest Mississippi Regional Medical Center)[2]	5.750	04/01/2023	1,164,042
				5,502,850
Missouri—2.3%
75,000	Bates County, MO Hospital (Bates County Memorial Hospital)[2]	5.650	03/01/2021	75,113
200,000	Belton, MO Tax Increment (Belton Town Center)	5.625	03/01/2025	198,176
310,000	Branson Hills, MO Infrastructure Facilities	5.000	04/01/2013	309,436
250,000	Branson Hills, MO Infrastructure Facilities	5.500	04/01/2027	179,888
900,000	Branson, MO IDA (Branson Hills Redevel.)	5.750	05/01/2026	879,534
365,000	Branson, MO IDA (Branson Hills Redevel.)	7.050	05/01/2027	367,175
1,635,000	Branson, MO IDA (Branson Landing)	5.250	06/01/2021	1,583,432
7,550,000	Branson, MO IDA (Branson Shoppe Redevel.)	5.950	11/01/2029	7,470,348
675,000	Broadway-Fairview, MO Transportation Devel. District (Columbia)	5.875	12/01/2031	574,857
400,000	Chillicothe, MO Tax Increment (South U.S. 65)	5.500	04/01/2021	371,808
400,000	Chillicothe, MO Tax Increment (South U.S. 65)	5.625	04/01/2027	373,128
555,000	Hawk Ridge, MO Transportation Devel. District	4.650	02/01/2017	507,026
3,840,000	Hawk Ridge, MO Transportation Devel. District	5.000	02/01/2030	2,414,323

OPPENHEIMER AMT-FREE MUNICIPALS	41

STATEMENT OF INVESTMENTS    (Unaudited) / Continued

Principal Amount		Coupon	Maturity	Value

Missouri Continued
$ 14,360,000	Hazelwood, MO Transportation Devel. District (370/Missouri Bottom Road/Tausig Road)	7.200%	05/01/2033	$14,402,218
2,575,000	Independence, MO 39th Street Transportation	6.875	09/01/2032	2,686,575
860,000	Kansas City, MO Tax Increment (Briarcliff West)	5.150	06/01/2016	889,051
1,250,000	Kansas City, MO Tax Increment (Briarcliff West)	5.400	06/01/2024	1,239,463
800,000	Kansas City, MO Tax Increment (Shoal Creek Parkway)	6.500	06/01/2025	832,624
2,530,000	Kansas City, MO Tax Increment (Southtown)	6.000	03/01/2017	2,654,628
465,000	Lees Summit, MO IDA (Kensington Farms)	5.500	03/01/2021	466,153
250,000	Lees Summit, MO IDA (Kensington Farms)	5.750	03/01/2029	242,343
790,000	Liberty, MO Tax Increment (Liberty Triangle)	5.875	10/01/2029	798,745
2,100,000	Maplewood, MO Tax (Maplewood South Redevel.)	5.750	11/01/2026	2,104,977
355,000	MO Grindstone Plaza Transportation Devel. District	5.500	10/01/2031	281,838
224,000	Northwoods, MO Transportation Devel. District	5.850	02/01/2031	205,354
1,390,000	Osage Beach, MO Tax Increment (Prewitts Point)	4.800	05/01/2016	1,372,569
1,500,000	Osage Beach, MO Tax Increment (Prewitts Point)	5.000	05/01/2023	1,438,305
350,000	Ozark Centre, MO Transportation Devel. District	5.375	09/01/2032	338,667
1,500,000	Raymore, MO Tax Increment	5.375	03/01/2020	934,470
2,750,000	Raymore, MO Tax Increment	5.625	03/01/2028	1,539,395
2,500,000	Richmond Heights, MO Tax Increment & Transportation Sales Tax	5.625	11/01/2025	2,502,300
1,000,000	St. Joseph, MO IDA, Series B	5.375	11/01/2023	1,007,460
905,000	St. Joseph, MO IDA, Series B	5.500	11/01/2027	909,407
1,445,000	St. Louis, MO IDA (Southtown Redevel.)	5.125	05/01/2026	1,446,156
481,000	St. Louis, MO Tax Increment (1505 Missouri Avenue Redevel.)	6.000	08/04/2025	242,958
846,000	St. Louis, MO Tax Increment (1601 Washington Redevel.)	6.000	08/21/2026	512,752
1,879,000	St. Louis, MO Tax Increment (1619 Washington Redevel.)	5.500	03/09/2027	1,139,313
662,000	St. Louis, MO Tax Increment (Pet Building Redevel.)	5.500	05/29/2028	434,272
545,000	St. Louis, MO Tax Increment (Printers Lofts)[7]	6.000	08/21/2026	330,319
789,000	St. Louis, MO Tax Increment (Washington East Condominiums)	5.500	01/20/2028	713,485
466,000	St. Louis, MO Tax Increment (Washington East Condominiums)	5.500	01/20/2028	305,691
1,080,000	St. Louis, MO Tax Increment Financing (Ludwig Lofts)	6.690	04/21/2029	632,156

42	OPPENHEIMER AMT-FREE MUNICIPALS

Principal Amount		Coupon		Maturity	Value

Missouri Continued
$ 373,000	St. Louis, MO Tax Increment Financing, Series A	5.500%		09/02/2028	$226,183
3,255,000	St. Louis, MO Tax Increment, Series A	6.600		01/21/2028	2,300,634
620,000	Stone Canyon, MO Improvement District (Infrastructure)[3]	5.700		04/01/2022	372,056
320,000	Stone Canyon, MO Improvement District (Infrastructure)[3]	5.750		04/01/2027	160,029
950,000	Suemandy, MO Mid-Rivers Community Improvement District	7.500		10/01/2029	1,031,035
1,000,000	University Place, MO Transportation Devel. District	5.000		03/01/2026	943,940
2,500,000	University Place, MO Transportation Devel. District	5.000		03/01/2032	2,241,600
					65,183,365
Montana—0.4%
11,710,000	Hardin, MT Tax Increment Industrial Infrastructure Devel. (Rocky Mountain Power)	0.000	[6]	09/01/2031	10,007,249
375,000	MT Facilities Finance Authority (St. John’s Lutheran)	6.000		05/15/2025	392,104
					10,399,353
Nebraska—0.5%
5,000,000	NE Central Plains Gas Energy[2]	5.000		09/01/2032	5,600,050
2,915,000	NE Educational Facilities Authority (Midland Lutheran College)[2]	5.600		09/15/2029	2,394,643
1,150,000	NE Educational Finance Authority (Concordia University)	5.000		10/01/2037	1,161,351
2,890,000	NE Investment Finance Authority (Single Family Hsg.)[2]	5.700		09/01/2031	2,952,222
2,200,000	Santee Sioux Nation, NE Tribal Health Care (Indian Health Service)	8.750		10/01/2020	2,356,530
					14,464,796
Nevada—2.0%
15,000,000	Clark County, NV Airport[1]	5.750		07/01/2042	17,502,900
325,000	Clark County, NV Improvement District	5.000		02/01/2026	279,828
260,000	Clark County, NV Improvement District	5.050		02/01/2031	211,357
20,000,000	Clark County, NV Water Reclamation District[1]	5.250		07/01/2038	24,056,000
5,105,000	Director of the State of NV Dept. of Business & Industry (Las Vegas Monorail)[3]	6.850	[4]	01/01/2019	509,020
1,110,000	Las Vegas, NV Local Improvement Bonds	6.250		06/01/2024	1,144,110
5,000	Las Vegas, NV Special Improvement District (Sumerlin Village)	5.875		06/01/2021	5,113

OPPENHEIMER AMT-FREE MUNICIPALS	43

STATEMENT OF INVESTMENTS    (Unaudited) / Continued

Principal Amount		Coupon		Maturity	Value

Nevada Continued
$ 80,000	Mesquite, NV Special Improvement District (Canyon Creek)	5.200%		08/01/2016	$74,608
120,000	Mesquite, NV Special Improvement District (Canyon Creek)	5.250		08/01/2017	108,953
255,000	Mesquite, NV Special Improvement District (Canyon Creek)	5.300		08/01/2018	228,184
580,000	Mesquite, NV Special Improvement District No. 07-01 (Anthem at Mesquite)	5.850		08/01/2018	595,654
935,000	Mesquite, NV Special Improvement District No. 07-01 (Anthem at Mesquite)	6.000		08/01/2023	929,970
495,000	Mesquite, NV Special Improvement District No. 07-01 (Anthem at Mesquite)	6.000		08/01/2027	478,739
715,000	Mesquite, NV Special Improvement District No. 07-01 (Anthem at Mesquite)	6.150		08/01/2037	661,532
25,000	Reno, NV Capital Improvement[2]	5.125		06/01/2026	25,038
2,775,000	Sparks, NV Redevel. Agency (Redevel Area No. 2)[2]	6.400		06/01/2020	2,978,824
7,420,000	Sparks, NV Redevel. Agency (Redevel Area No. 2)[2]	6.700		06/01/2028	7,791,074
					57,580,904
New Hampshire—2.4%
305,000	Manchester, NH Hsg. & Redevel. Authority, Series B	5.650	[4]	01/01/2029	64,355
3,220,000	Manchester, NH Hsg. & Redevel. Authority, Series B	5.700	[4]	01/01/2030	614,956
495,000	Manchester, NH Hsg. & Redevel. Authority, Series B	6.000	[4]	01/01/2023	183,714
1,000,000	Manchester, NH Hsg. & Redevel. Authority, Series B	6.750		01/01/2015	977,410
420,000	NH Business Finance Authority (Huggins Hospital)	6.875		10/01/2039	466,780
4,010,000	NH H&EFA (Franklin Pierce College)[2]	6.050		10/01/2034	4,010,842
1,230,000	NH H&EFA (LRG Healthcare)[2]	5.500		10/01/2034	1,393,442
20,860,000	NH H&EFA (LRG Healthcare)[1]	7.000		04/01/2038	25,888,094
21,850,000	NH H&EFA (LRG Healthcare)[1]	5.500		10/01/2034	24,753,428
1,980,000	NH H&EFA (Portsmouth Christian Academy)	5.750		07/01/2023	1,907,849
6,115,000	NH H&EFA (Portsmouth Christian Academy)	5.850		07/01/2033	5,740,945
1,500,000	NH H&EFA (Southern New Hampshire University)[2]	5.000		01/01/2027	1,678,950
40,000	NH H&EFA (St. Joseph Hospital/Youville House/Cove)[2]	5.500		07/01/2034	40,986
1,270,000	NH HE&HFA (Franklin Pierce College)[2]	5.300		10/01/2028	1,225,372
					68,947,123

44	OPPENHEIMER AMT-FREE MUNICIPALS

Principal Amount		Coupon	Maturity	Value

New Jersey—1.5%
$ 10,000,000	NJ EDA (School Facilities Construction)[2]	5.000%	03/01/2027	$11,781,600
5,610,000	NJ Health Care Facilities Financing Authority (Deborah Heart & Lung Center)[2]	6.300	07/01/2023	5,610,281
6,140,000	NJ Tobacco Settlement Financing Corp.[2]	5.000	06/01/2029	6,012,104
10,600,000	NJ Transportation Trust Fund Authority[2]	5.250	06/15/2031	12,400,834
5,000,000	NJ Transportation Trust Fund Authority[2]	5.250	06/15/2036	5,741,500
1,000,000	NJ Transportation Trust Fund Authority[2]	6.000	06/15/2035	1,233,530
				42,779,849
New Mexico—0.4%
1,495,000	Cabezon, NM Public Improvement District	6.300	09/01/2034	1,556,893
5,370,000	Eldorado, NM Area Water and Sanitation District	6.000	02/01/2023	5,370,376
285,000	Montecito Estates, NM Public Improvement District	7.000	10/01/2037	294,550
3,380,000	NM Educational Assistance Foundation[2]	5.900	09/01/2031	3,385,543
1,925,000	NM Trails Public Improvement District	7.750	10/01/2038	1,971,027
				12,578,389
New York—6.8%
5,000,000	L.I., NY Power Authority, Series A2	5.000	09/01/2042	5,642,950
11,435,000	NY Liberty Devel. Corp. (Goldman Sachs Headquarters)[2]	5.250	10/01/2035	13,637,495
3,000,000	NY MTA, Series A2	5.000	11/15/2029	3,614,310
5,000,000	NY MTA, Series D2	5.000	11/15/2028	5,933,550
5,000,000	NY MTA, Series D2	5.000	11/15/2031	5,761,050
8,250,000	NY MTA, Series D2	5.000	11/15/2036	9,396,420
5,000,000	NY MTA, Series D2	5.250	11/15/2041	5,736,300
3,475,000	NY MTA, Series E2	5.000	11/15/2026	4,173,579
2,125,000	NY MTA, Series E2	5.000	11/15/2028	2,521,759
3,000,000	NY MTA, Series E2	5.000	11/15/2030	3,512,490
19,080,000	NY Triborough Bridge & Tunnel Authority[1]	5.000	11/15/2037	21,533,879
19,665,000	NYC GO1	5.375	04/01/2036	23,377,829
4,000,000	NYC Municipal Water Finance Authority[2]	5.000	06/15/2032	4,677,000
20,000,000	NYC Municipal Water Finance Authority[1]	5.000	06/15/2036	22,307,800
5,500,000	NYC Transitional Finance Authority[2]	5.000	02/01/2035	6,363,995
5,250,000	NYC Transitional Finance Authority (Building Aid)[2]	5.000	07/15/2033	6,112,050
4,500,000	NYC Transitional Finance Authority (Building Aid)[2]	5.000	07/15/2033	5,266,395
5,000,000	NYC Transitional Finance Authority (Building Aid)[2]	5.000	07/15/2037	5,766,750

OPPENHEIMER AMT-FREE MUNICIPALS	45

STATEMENT OF INVESTMENTS    (Unaudited) / Continued

Principal Amount		Coupon		Maturity	Value

New York Continued
$ 2,500,000	NYC Transitional Finance Authority (Building Aid)[2]	5.250%		07/15/2037	$2,914,275
10,000,000	NYS DA (St. Mary’s Hospital for Children)	7.875		11/15/2041	10,865,000
5,050,000	NYS Liberty Devel. Corp. (7 World Trade Center)[2]	5.000		09/15/2029	5,985,664
1,000,000	Suffolk County, NY Tobacco Asset Securitization Corp.[2]	5.000		06/01/2032	1,072,770
5,985,000	Suffolk, NY Tobacco Asset Securitization Corp.[2]	5.375		06/01/2028	5,439,707
4,625,000	Troy, NY Capital Resource Corp. (Rensselaer Polytechnic Institute)[2]	5.000		09/01/2030	5,229,719
2,500,000	Westchester County, NY Healthcare Corp., Series A2	5.000		11/01/2021	2,923,050
5,255,000	Westchester County, NY Healthcare Corp., Series A2	5.000		11/01/2030	5,842,351
					195,608,137
North Carolina—0.0%
20,000	NC Medical Care Commission (AHACHC)[2]	5.800		10/01/2034	21,164
North Dakota—0.0%
40,000	Williston, ND Water Utility	5.100		05/01/2013	40,106
Ohio—7.0%
3,440,000	Bowling Green, OH Student Hsg. (CFP I-Bowling Green State University)[2]	5.750		06/01/2031	3,877,362
2,250,000	Bowling Green, OH Student Hsg. (CFP I-Bowling Green State University)[2]	6.000		06/01/2045	2,513,723
13,960,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC)[2]	5.125		06/01/2024	12,943,014
2,555,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC)[2]	5.375		06/01/2024	2,416,775
20,820,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC)[2]	5.750		06/01/2034	18,610,998
20,360,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC)[2]	5.875		06/01/2030	18,670,324
32,380,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC)[2]	6.000		06/01/2042	29,598,558
10,000,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC)[2]	6.250		06/01/2037	9,508,300
970,100,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC)	7.251	[4]	06/01/2047	61,455,835
743,000,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC)	7.501	[4]	06/01/2052	10,929,530
1,305,000	Butler County, OH Hospital Facilities (UC Health)[2]	5.750		11/01/2040	1,481,397
2,165,000	Centerville, OH Health Care (Bethany Lutheran Village)	6.000		11/01/2038	2,258,117

46	OPPENHEIMER AMT-FREE MUNICIPALS

Principal Amount		Coupon	Maturity	Value

Ohio Continued
$ 140,000	Cleveland, OH Rock Glen Hsg. Assistance Corp. (Ambleside Apartments)[2]	7.000%	06/01/2018	$140,125
3,445,000	Cleveland-Cuyahoga County, OH Port Authority[2]	6.000	11/15/2035	4,051,906
10,000	Cuyahoga County, OH Hospital (Metro Health System)[2]	5.500	02/15/2027	10,013
295,000	Glenwillow Village, OH GO	5.875	12/01/2024	308,181
20,000	Greene County, OH Economic Devel. (YMCA)	6.000	12/01/2023	19,079
1,000,000	Greene County, OH University Hsg. (Central State University)	5.375	09/01/2022	970,460
1,000,000	Greene County, OH University Hsg. (Central State University)	5.500	09/01/2027	954,600
1,500,000	Greene County, OH University Hsg. (Central State University)	5.625	09/01/2032	1,407,720
855,000	Grove City, OH Tax Increment Financing	5.125	12/01/2016	902,042
2,500,000	Grove City, OH Tax Increment Financing	5.375	12/01/2031	2,528,675
920,000	Jeffrey Place, OH New Community Authority (Jeffrey Place Redevel.)	5.000	12/01/2022	898,996
4,265,000	OH Higher Education Facility Commission (Ashland University)[2]	6.250	09/01/2024	4,567,303
3,075,000	Port of Greater Cincinnati, OH Devel. Authority (Public Parking Infrastructure)[7]	6.300	02/15/2024	1,854,994
5,860,000	Port of Greater Cincinnati, OH Devel. Authority (Public Parking Infrastructure)[7]	6.400	02/15/2034	3,535,572
3,315,000	Portage County, OH Port Authority (Northeast Ohio Medical University)[2]	5.000	12/01/2037	3,591,073
510,000	Ross County, OH Hospital (Adena Health System)[2]	5.750	12/01/2028	579,987
645,000	Toledo-Lucas County, OH Port Authority (Town Square at Levis Commons)	5.400	11/01/2036	335,400
				200,920,059
Oklahoma—1.0%
13,205,000	Grady County, OK Criminal Justice Authority[2]	7.000	11/01/2041	13,715,241
2,000,000	Langston, OK EDA (Langston University)[2]	5.000	05/01/2030	2,048,140
770,000	Langston, OK EDA (Langston University)[2]	5.250	05/01/2026	807,923
10,000,000	OK Devel. Finance Authority (St. John Health System)[2]	5.000	02/15/2034	11,182,400
20,000	Texas County, OK Devel Authority Student Hsg. (OPSU-Goodwell)	5.450	11/01/2034	20,540
				27,774,244

OPPENHEIMER AMT-FREE MUNICIPALS	47

STATEMENT OF INVESTMENTS    (Unaudited) / Continued

Principal Amount		Coupon		Maturity	Value

Oregon—0.0%
$ 340,000	OR Facilities Authority (Concordia University)[2]	6.125%		09/01/2030	$371,270
500,000	OR Facilities Authority (Concordia University)[2]	6.375		09/01/2040	552,550
					923,820
Pennsylvania—1.5%
8,000,000	Allegheny County, PA GO2	5.000		12/01/2033	9,029,760
500,000	Chester County, PA H&EFA (Chester County Hospital)[2]	6.750		07/01/2031	500,600
500,000	Luzerne County, PA IDA	7.500		12/15/2019	521,825
500,000	Luzerne County, PA IDA	7.750		12/15/2027	527,580
25,000	Northumberland County, PA IDA (NHS Youth Services)	5.500		02/15/2033	16,064
3,520,000	Northumberland County, PA IDA (NHS Youth Services)	7.750		02/15/2029	2,683,578
1,720,000	PA EDFA (Northwestern Human Services)	5.250		06/01/2028	1,721,514
3,895,000	PA HEFA (MCP/HUHS/AUS Obligated Group)[2]	5.875		11/15/2016	3,899,440
3,500,000	PA HEFA (MCP/HUHS/AUS Obligated Group)[2]	5.875		11/15/2021	3,502,730
2,000,000	PA HEFA (Shippensburg University)[2]	6.250		10/01/2043	2,352,360
3,000,000	PA Public School Building Authority (School District of Philadelphia)[2]	5.000		04/01/2030	3,371,400
5,000,000	PA Public School Building Authority (School District of Philadelphia)[2]	5.000		04/01/2031	5,606,450
3,255,000	PA Turnpike Commission[2]	0.000	[6]	12/01/2034	3,203,571
1,000,000	Philadelphia, PA H&HEFA (Centralized Comprehensive Human Services)	7.250		01/01/2021	1,021,210
1,650,000	Philadelphia, PA H&HEFA (Temple University Health System)[2]	5.625		07/01/2036	1,818,432
500,000	Philadelphia, PA H&HEFA (Temple University Health System)[2]	5.625		07/01/2042	547,595
3,500,000	Philadelphia, PA School District[2]	6.000		09/01/2038	4,083,345
					44,407,454
Rhode Island—0.8%
5,000,000	Central Falls, RI Detention Facility	7.250		07/15/2035	4,348,800
50,000	Providence, RI HDC (Barbara Jordan Apartments)[2]	6.750		07/01/2025	50,153
725,000	RI Health & Educational Building Corp. (EPBH/RIH/TMH Obligated Group)[2]	7.000		05/15/2039	853,419
13,600,000	RI Health & Educational Building Corp. (EPBH/RIH/TMH Obligated Group)[2]	7.000		05/15/2039	16,453,824
160,000	RI Health & Educational Building Corp. (Johnson & Wales University)	6.100		04/01/2026	160,347
40,000	RI Hsg. & Mtg. Finance Corp. (Homeownership Opportunity)[2]	6.500		04/01/2027	40,108

48	OPPENHEIMER AMT-FREE MUNICIPALS

Principal Amount		Coupon		Maturity	Value

Rhode Island Continued
$ 33,305,000	RI Tobacco Settlement Financing Corp. (TASC)	6.125%[4]		06/01/2052	$381,342
10,375,000	RI Tobacco Settlement Financing Corp. (TASC)	6.750	[4]	06/01/2052	99,911
1,200,000	Tiverton, RI Special Obligation Tax (Mount Hope Bay Village)	6.875		05/01/2022	1,214,328
					23,602,232
South Carolina—0.9%
500,000	Allendale County, SC School District Energy Savings Special Obligation	8.500		12/01/2018	533,150
1,860,000	Lancaster County, SC (Sun City Carolina Lakes)	5.450		12/01/2037	1,863,720
5,555,000	Richland County, SC Assessment Revenue (Village at Sandhill Improvement District)	6.200		11/01/2036	5,257,863
600,000	SC Connector 2000 Assoc. Toll Road, Series B	5.535	[4]	01/01/2020	24,006
6,565,000	SC Connector 2000 Assoc. Toll Road, Series B	5.781	[4]	01/01/2021	262,666
11,240,000	SC Connector 2000 Assoc. Toll Road, Series B	6.697	[4]	01/01/2026	449,712
5,285,000	SC Educational Facilities Authority (Benedict College)[2]	5.600		07/01/2022	5,286,163
2,420,000	SC Educational Facilities Authority (Benedict College)[2]	5.625		07/01/2031	2,399,333
550,000	SC Educational Facilities Authority (Southern Wesleyan University)[2]	5.750		03/01/2029	559,268
2,500,000	SC Jobs-EDA (Coastal Hsg. Foundation)[2]	6.250		04/01/2035	2,848,175
2,000,000	SC Jobs-EDA (Coastal Hsg. Foundation)[2]	6.500		04/01/2042	2,290,640
935,000	SC Jobs-EDA (Palmetto Health)[2]	5.375		08/01/2022	1,076,877
2,000,000	SC Jobs-EDA (Palmetto Health)[2]	5.500		08/01/2026	2,279,220
					25,130,793
South Dakota—0.0%
135,000	SD Educational Enhancement Funding Corp. Tobacco Settlement[2]	6.500		06/01/2032	136,512
Tennessee—1.8%
115,000	Johnson City, TN H&EFB (Johnson City Medical Center)[2]	5.250		07/01/2028	115,297
3,500,000	Knox County, TN HE&HFB (Covenant Health)[2]	5.000		01/01/2025	4,075,295
2,830,000	Knox County, TN HE&HFB (Covenant Health)[2]	5.000		01/01/2026	3,268,961
1,000,000	Metropolitan Government Nashville & Davidson Counties, TN H&EFB (Belmont University)[2]	5.000		11/01/2026	1,115,920
1,000,000	Metropolitan Government Nashville & Davidson Counties, TN H&EFB (Belmont University)[2]	5.000		11/01/2027	1,109,620
1,000,000	Metropolitan Government Nashville & Davidson Counties, TN H&EFB (Belmont University)[2]	5.000		11/01/2028	1,105,420
1,200,000	Metropolitan Government Nashville & Davidson Counties, TN H&EFB (Belmont University)[2]	5.000		11/01/2030	1,311,408

OPPENHEIMER AMT-FREE MUNICIPALS	49

STATEMENT OF INVESTMENTS    (Unaudited) / Continued

Principal Amount		Coupon	Maturity	Value

Tennessee Continued
$ 5,000,000	TN Energy Acquisition Gas Corp.[2]	5.000%	02/01/2024	$5,622,250
20,665,000	TN Energy Acquisition Gas Corp.[2]	5.000	02/01/2027	23,045,401
4,820,000	TN Energy Acquisition Gas Corp.[2]	5.250	09/01/2021	5,583,922
4,910,000	TN Energy Acquisition Gas Corp.[2]	5.250	09/01/2026	5,732,621
				52,086,115
Texas—6.9%
1,305,000	Anson, TX Education Facilities Corp. Student Hsg. (University of Texas/Waterview Park)	5.100	01/01/2034	1,294,991
2,855,000	Bexar County, TX HFC (American Opportunity Hsg.-Nob Hill Apartments)	6.000	06/01/2021	1,798,422
6,625,000	Bexar County, TX HFC (American Opportunity Hsg.-Nob Hill Apartments)	6.000	06/01/2031	4,173,220
5,765,000	Bexar County, TX HFC (American Opportunity Hsg.-Waterford/Kingswood)[2]	7.000	12/01/2036	5,691,900
6,020,000	Bexar County, TX HFC (Doral Club & Sutton House Apt.)	5.550	10/01/2036	6,090,193
395,000	Bexar County, TX HFC (Doral Club)[2]	8.750	10/01/2036	303,814
20,000	Brazos County, TX HFDC (Franciscan Services Corp.)[2]	5.375	01/01/2032	20,281
60,000	Collin County, TX HFC (Community College District Foundation)	5.250	06/01/2031	47,011
8,000,000	Dallas-Fort Worth, TX International Airport[2]	5.000	11/01/2035	9,019,120
700,000	Danbury, TX Higher Education Finance Corp. (Island Foundation)	6.250	02/15/2036	700,672
7,550,000	Donna, TX GO	6.250	02/15/2037	7,283,561
5,066,000	Escondido, TX Public Improvement District (Horseshoe Bay)	7.250	10/01/2033	5,263,675
20,000	Harris County, TX HFDC (Texas Children’s Hospital)[2]	5.250	10/01/2029	20,083
45,000	Harris County-Houston, TX Sports Authority[2]	5.000	11/15/2025	45,020
16,000,000	Houston, TX Airport System, Series A1	5.500	07/01/2039	18,535,840
300,000	Houston, TX Higher Education Finance Corp. (Cosmos Foundation)[2]	6.500	05/15/2031	375,783
250,000	Houston, TX Higher Education Finance Corp. (Ninos)[2]	6.000	08/15/2036	268,948
250,000	Houston, TX Higher Education Finance Corp. (Ninos)[2]	6.000	08/15/2041	266,993
2,900,000	Lufkin, TX Health Facilities Devel. Corp. (Memorial Health System of East Texas)[2]	6.250	02/15/2037	3,201,136
700,000	Maverick County, TX GO COP	8.750	03/01/2034	704,375
2,350,000	Maverick County, TX GO COP	8.750	03/01/2034	2,364,688
8,765,000	McLennan County, TX Public Facility Corp.[2]	6.625	06/01/2035	9,536,846

50	OPPENHEIMER AMT-FREE MUNICIPALS

Principal Amount		Coupon		Maturity	Value

Texas Continued
$ 700,000	Newark, TX Cultural Education Facilities Finance Corp. (A.W. Brown Fellowship Charter School)[2]	6.000%		08/15/2042	$735,504
12,000,000	North Central TX HFDC (Children’s Medical Center)[1]	5.750		08/15/2039	13,788,600
5,000,000	North TX Tollway Authority[2]	5.000		01/01/2036	5,649,750
3,695,000	Sabine River, TX Authority Pollution Control (TXU Electric Company)	6.150		08/01/2022	445,876
16,000,000	Tarrant County, TX Cultural Education Facilities Finance Corp. (Baylor Health Care System)[1]	6.250		11/15/2029	19,114,240
1,400,000	Tarrant County, TX Cultural Education Facilities Finance Corp. (WPM/GPM Obligated Group)[2]	5.250		09/20/2023	1,430,016
6,729,000	Trophy Club, TX Public Improvement (Highlands Trophy Club)	7.750		10/01/2037	6,903,214
465,000	TX Affordable Hsg. Corp. (Worthing Oaks Apartments)	6.600		07/20/2037	490,817
110,000	TX Dormitory Finance Authority (Temple Junior College Foundation)	5.750		09/01/2027	78,466
485,000	TX Dormitory Finance Authority (Temple Junior College Foundation)	6.000		09/01/2033	327,870
2,000,000	TX Municipal Gas Acquisition & Supply Corp.[2]	5.000		12/15/2028	2,190,000
3,750,000	TX Municipal Gas Acquisition & Supply Corp.[2]	5.250		12/15/2020	4,379,288
45,000,000	TX Municipal Gas Acquisition & Supply Corp.[2]	6.250		12/15/2026	58,426,650
1,700,000	TX Public Finance Authority Charter School Finance Corp. (Cosmos Foundation)[2]	6.000		02/15/2030	2,002,532
660,000	TX Public Finance Authority Charter School Finance Corp. (Ed-Burnham Wood)	6.250		09/01/2036	678,698
1,085,000	TX Public Finance Authority Charter School Finance Corp. (New Fontiers School)[2]	5.800		08/15/2040	1,176,476
18,750,000	TX Turnpike Authority (Central TX Turnpike System)	6.590	[4]	08/15/2037	4,359,563
					199,184,132
U.S. Possessions—7.1%
40,000	Guam GO2	5.400		11/15/2018	40,040
500,000	Guam Government Department of Education COP (John F. Kennedy High School)[2]	6.625		12/01/2030	550,795
800,000	Guam Government Department of Education COP (John F. Kennedy High School)[2]	6.875		12/01/2040	889,432
10,315,000	Puerto Rico Aqueduct & Sewer Authority[2]	5.000		07/01/2033	10,152,539
1,885,000	Puerto Rico Aqueduct & Sewer Authority[2]	5.250		07/01/2029	1,893,954
10,225,000	Puerto Rico Aqueduct & Sewer Authority[2]	5.250		07/01/2042	10,096,267
11,900,000	Puerto Rico Aqueduct & Sewer Authority[2]	5.750		07/01/2037	12,323,640
11,250,000	Puerto Rico Children’s Trust Fund (TASC)[2]	5.500		05/15/2039	11,362,388

OPPENHEIMER AMT-FREE MUNICIPALS	51

STATEMENT OF INVESTMENTS    (Unaudited) / Continued

Principal Amount		Coupon		Maturity	Value

U.S. Possessions Continued
$ 1,000,000	Puerto Rico Commonwealth GO2	5.000%		07/01/2041	$978,430
3,000,000	Puerto Rico Commonwealth GO	5.250		07/01/2023	3,154,590
1,250,000	Puerto Rico Commonwealth GO2	5.375		07/01/2030	1,279,675
500,000	Puerto Rico Commonwealth GO2	5.500		07/01/2021	540,875
1,500,000	Puerto Rico Commonwealth GO2	5.500		07/01/2026	1,575,840
15,500,000	Puerto Rico Commonwealth GO2	5.500		07/01/2039	15,929,195
4,000,000	Puerto Rico Commonwealth GO	5.625		07/01/2033	4,071,800
9,000,000	Puerto Rico Commonwealth GO2	5.750		07/01/2036	9,468,180
2,000,000	Puerto Rico Commonwealth GO2	6.000		07/01/2039	2,107,980
3,000,000	Puerto Rico Commonwealth GO2	6.000		07/01/2040	3,200,730
5,000,000	Puerto Rico Commonwealth GO2	6.500		07/01/2037	5,425,650
10,000,000	Puerto Rico Electric Power Authority, Series A2	5.000		07/01/2029	10,161,100
4,765,000	Puerto Rico Electric Power Authority, Series A2	5.000		07/01/2042	4,660,647
2,830,000	Puerto Rico Electric Power Authority, Series AAA[2]	5.250		07/01/2028	2,920,136
1,850,000	Puerto Rico Electric Power Authority, Series CCC[2]	5.000		07/01/2022	1,936,210
3,000,000	Puerto Rico Electric Power Authority, Series TT2	5.000		07/01/2026	3,044,970
1,690,000	Puerto Rico Electric Power Authority, Series VV	5.250		07/01/2025	1,771,745
3,050,000	Puerto Rico Electric Power Authority, Series WW2	5.500		07/01/2038	3,109,140
410,000	Puerto Rico Electric Power Authority, Series ZZ2	5.250		07/01/2022	435,568
65,000	Puerto Rico Infrastructure[2]	5.000		07/01/2041	63,598
850,000	Puerto Rico Infrastructure[2]	5.500		07/01/2024	898,348
8,000,000	Puerto Rico Infrastructure	7.075	[4]	07/01/2030	2,869,200
8,695,000	Puerto Rico Infrastructure Financing Authority	6.070	[4]	07/01/2031	2,887,088
1,230,000	Puerto Rico ITEMECF (Polytechnic University)[2]	5.000		08/01/2032	1,189,841
8,650,000	Puerto Rico Public Buildings Authority[2]	5.250		07/01/2042	8,652,768
4,940,000	Puerto Rico Public Buildings Authority[2]	5.375		07/01/2033	4,940,593
2,000,000	Puerto Rico Public Buildings Authority[2]	6.000		07/01/2041	2,132,400
7,550,000	Puerto Rico Public Buildings Authority[2]	6.250		07/01/2026	8,298,809
1,000,000	Puerto Rico Public Buildings Authority[2]	6.250		07/01/2031	1,135,600
5,615,000	Puerto Rico Public Finance Corp., Series B2	5.500		08/01/2031	5,721,797
10,000,000	Puerto Rico Sales Tax Financing Corp., Series A2	5.500		08/01/2037	10,740,600
115,950,000	Puerto Rico Sales Tax Financing Corp., Series A	6.012	[4]	08/01/2054	10,219,833
29,670,000	Puerto Rico Sales Tax Financing Corp., Series A	6.110	[4]	08/01/2044	5,240,909
2,000,000	Puerto Rico Sales Tax Financing Corp., Series A2	6.500		08/01/2044	2,273,300
50,000,000	Puerto Rico Sales Tax Financing Corp., Series A	7.280	[4]	08/01/2034	14,841,000
					205,187,200

52	OPPENHEIMER AMT-FREE MUNICIPALS

Principal Amount		Coupon	Maturity	Value

Utah—0.3%
$ 500,000	Utah County, UT Charter School (Lakeview Academy)[2]	5.000%	07/15/2032	$506,555
2,330,000	Utah County, UT Charter School (Lakeview Academy)[2]	5.250	07/15/2043	2,368,748
2,315,000	Utah County, UT Charter School (Lakeview Academy)[2]	5.625	07/15/2037	2,404,845
285,000	Utah County, UT Charter School (Lincoln Academy)	5.875	06/15/2037	287,542
275,000	Utah County, UT Charter School (Renaissance Academy)	5.625	07/15/2037	276,012
1,440,000	West Valley City, UT Sewer (East Hollywood High School)	5.625	06/15/2037	1,304,698
				7,148,400
Vermont—0.1%
350,000	Burlington, VT GO2	5.000	11/01/2027	378,830
445,000	Burlington, VT GO2	5.000	11/01/2032	472,301
603,491	VT Educational & Health Buildings Financing Agency (Marlboro College)	2.779	04/01/2019	589,424
125,000	VT Student Assistance Corp.[2]	5.000	03/01/2026	125,156
				1,565,711
Virginia—1.1%
2,300,000	Buena Vista, VA Public Recreational Facilities Authority (Golf Course)	5.250	07/15/2025	2,135,803
825,000	Buena Vista, VA Public Recreational Facilities Authority (Golf Course)	5.500	07/15/2035	743,762
625,000	Celebrate, VA North Community Devel. Authority Special Assessment	6.750	03/01/2034	438,669
578,000	Farms New Kent, VA Community Devel. Authority Special Assessment	5.125	03/01/2036	343,731
3,000,000	Farms New Kent, VA Community Devel. Authority Special Assessment	5.450	03/01/2036	1,781,790
750,000	Farms New Kent, VA Community Devel. Authority Special Assessment	5.800	03/01/2036	440,340
25,000	Greensville County, VA IDA (Georgia-Pacific Corp.)[2]	5.300	08/01/2014	26,531
345,000	Manassas Park, VA Economic Devel. Authority	6.000	07/15/2035	390,164
900,000	New Port, VA CDA	5.600	09/01/2036	539,253
3,375,000	Peninsula, VA Town Center Community Devel. Authority Special Obligation	6.450	09/01/2037	3,614,389
755,000	Stafford County & Staunton, VA IDA (Virginia Municipal League/Mt. Rogers)	6.500	08/01/2028	804,558

OPPENHEIMER AMT-FREE MUNICIPALS	53

STATEMENT OF INVESTMENTS    (Unaudited) / Continued

Principal Amount		Coupon		Maturity	Value

Virginia Continued
$ 2,745,000	Stafford County & Staunton, VA IDA (Virginia Municipal League/Mt. Rogers)	6.500%		08/01/2038	$2,884,364
675,000	Suffolk, VA IDA (Lake Prince Center)	5.300		09/01/2031	695,021
3,500,000	VA Celebrate South CDA Special Assessment[3]	6.250		03/01/2037	2,100,560
950,000	VA College Building Authority (Regent University)[2]	5.000		06/01/2026	993,510
6,000,000	VA College Building Authority (Regent University)[2]	5.000		06/01/2029	6,242,220
585,000	VA College Building Authority Educational Facilities (Regent University)[2]	5.000		06/01/2036	601,766
3,700,000	VA Small Business Financing Authority (Hampton Roads Proton)	9.000		07/01/2039	4,021,271
35,170,000	VA Tobacco Settlement Authority	5.670	[4]	06/01/2047	898,945
162,770,000	VA Tobacco Settlement Authority	5.770	[4]	06/01/2047	3,206,569
					32,903,216
Washington—2.7%
1,000,000	Bremerton, WA Hsg. Authority	5.300		06/01/2026	1,012,940
4,145,000	Bremerton, WA Hsg. Authority	5.500		06/01/2037	4,198,429
1,150,000	Grant County, WA Public Hospital District No. 3 (Columbia Basin Hospital)	5.250		12/01/2029	1,224,727
500,000	Grant County, WA Public Hospital District No. 3 (Columbia Basin Hospital)	5.500		12/01/2036	533,815
25,000	Pierce County, WA Hsg. Authority	5.800		12/01/2023	24,999
2,410,000	Seattle, WA Hsg. Authority (Gamelin House & Genesee)	5.700		11/01/2035	2,453,862
500,000	Vancouver, WA Downtown Redevel. Authority (Conference Center)	5.250		01/01/2028	438,680
1,800,000	Vancouver, WA Downtown Redevel. Authority (Conference Center)	5.250		01/01/2034	1,517,400
60,000	Vancouver, WA Hsg. Authority[2]	5.500		03/01/2028	60,125
4,000,000	Vancouver, WA Hsg. Authority (Springbrook Village Apartments)[2]	5.000		03/01/2025	4,339,440
33,785,000	WA Health Care Facilities Authority (Catholic Health Initiatives)[1]	6.375		10/01/2036	41,191,850
15,000,000	WA Health Care Facilities Authority (Providence Health System-Washington)[1]	5.250		10/01/2033	16,585,500
10,000	WA HFC (Nickerson Area Properties)	5.250		01/01/2023	10,011
4,915,000	WA Tobacco Settlement Authority (TASC)[2]	6.500		06/01/2026	5,032,911
25,000	WA Tobacco Settlement Authority (TASC)[2]	6.625		06/01/2032	25,600
45,000	White Salmon, WA Water & Sewer	6.000		07/01/2015	45,127
					78,695,416

54	OPPENHEIMER AMT-FREE MUNICIPALS

Principal Amount		Coupon		Maturity	Value

West Virginia—0.2%
$ 920,000	Brooke County, WV (Bethany College)[2]	6.500%		10/01/2031	$1,067,706
1,750,000	Brooke County, WV (Bethany College)[2]	6.750		10/01/2037	2,051,735
500,000	Wheeling, WV Tax Increment (Stone Building Renovation)	5.200		06/01/2025	474,715
1,500,000	Wheeling, WV Tax Increment (Stone Building Renovation)	5.500		06/01/2033	1,384,320
					4,978,476
Wisconsin—1.2%
1,750,000	Sokaogon, WI Chippewa Community (Gaming)[3]	7.000		01/01/2026	785,995
5,000,000	WI GO2	6.000		05/01/2036	6,116,350
1,230,000	WI H&EFA (Beloit College)[2]	6.125		06/01/2035	1,411,462
750,000	WI H&EFA (Beloit College)[2]	6.125		06/01/2039	856,830
1,500,000	WI H&EFA (Marshfield Clinic)[2]	5.000		02/15/2032	1,657,740
2,275,000	WI H&EFA (Richland Hospital)	5.375		06/01/2028	2,276,294
1,260,000	WI H&EFA (SSM Health Care Corp.)[2]	5.250		06/01/2034	1,414,022
16,000,000	WI H&EFA (SSM Health Care Corp.)[1]	5.250		06/01/2034	17,955,840
200,000	WI Public Finance Authority (Las Ventanas Retirement Community)	0.181	[4]	10/01/2042	97,244
465,000	WI Public Finance Authority (Las Ventanas Retirement Community)	7.000		10/01/2042	450,566
200,000	WI Public Finance Authority (Las Ventanas Retirement Community)	36.060	[4]	10/01/2042	2
650,000	WI Public Finance Authority (Thomas Jefferson Classical Academy)[2]	7.125		07/01/2042	717,230
500,000	WI Public Finance Authority Charter School (Explore Knowledge Foundation)[2]	5.750		07/15/2032	517,680
350,000	WI Public Finance Authority Charter School (Explore Knowledge Foundation)[2]	6.000		07/15/2042	359,384
					34,616,639

Total Municipal Bonds and Notes (Cost $3,226,902,694)					3,179,693,396
Corporate Bonds and Notes—0.0%
64,862	Delta Air Lines, Inc., Sr. Unsec. Nts.[10] (Cost $64,213)	8.000		12/01/2015	63,895
Total Investments, at Value (Cost $3,226,966,907)—110.4%					3,179,757,291
Liabilities in Excess of Other Assets—(10.4)					(299,377,713)

Net Assets—100.0%					$2,880,379,578

Footnotes to Statement of Investments

1. Security represents the underlying municipal bond with respect to an inverse floating rate security held by the Fund. The bond was purchased by the Fund and subsequently transferred to a trust, which issued the related inverse floating rate security. See Note 1 of the accompanying Notes.

OPPENHEIMER AMT-FREE MUNICIPALS	55

STATEMENT OF INVESTMENTS    (Unaudited) / Continued

Footnotes to Statement of Investments Continued

2. All or a portion of the security position has been segregated for collateral to cover borrowings. See Note 6 of the accompanying Notes.

3. This security is not accruing income because the issuer has missed an interest payment on it and/or is not anticipated to make future interest and/or principal payments. The rate shown is the original contractual interest rate. See Note 1 of the accompanying Notes.

4. Zero coupon bond reflects effective yield on the date of purchase.

5. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after January 31, 2013. See Note 1 of the accompanying Notes.

6. Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.

7. This security is accruing partial income at an anticipated effective rate based on expected interest and/or principal payments. The rate shown is the original contractual interest rate.

8. Subject to a forbearance agreement. Rate shown is the original contractual interest rate. See Note 1 of the accompanying Notes.

9. Represents the current interest rate for a variable or increasing rate security.

10. Received as a result of a corporate action.

56	OPPENHEIMER AMT-FREE MUNICIPALS

Footnotes to Statement of Investments Continued

To simplify the listings of securities, abbreviations are used per the table below:

AHACHC	ARC/HDS Alamance County Housing Corp.
ARC	Assoc. of Retarded Citizens
AUS	Allegheny United Hospital
AWCC	American Water Capital Corp.
CDA	Communities Devel. Authority
CECS	Carden Elementary Charter School
CFGH	Central Florida Group Homes
CHHC	Community Health & Home Care
COP	Certificates of Participation
DA	Dormitory Authority
DKH	Day Kimball Hospital
DRIVERS	Derivative Inverse Tax Exempt Receipts
EDA	Economic Devel. Authority
EDC	Economic Devel. Corp.
EDFA	Economic Devel. Finance Authority
EF&CD	Environmental Facilities and Community Devel.
EICS	E-Institute Charter School
EMH	Elmhurst Memorial Hospital
EMHH	Elmhurst Memorial Home Health
EMHS	Elmhurst Memorial Health System
EPBH	Emma Pendelton Bradley Hospital
FHA	Federal Housing Agency/Authority
FRS	Family Rehabilitation Services (Hancock Manor)
GO	General Obligation
GPM	Greenbriar Prime Management
H&EFA	Health and Educational Facilities Authority
H&EFB	Health and Educational Facilities Board
H&HEFA	Hospitals and Higher Education Facilities Authority
HDC	Housing Devel. Corp.
HDS	Housing Devel. Services
HE&HFA	Higher Education and Health Facilities Authority
HE&HFB	Health Educational and Housing Facility Board
HEFA	Higher Education Facilities Authority
HEFFA	Higher Educational Facilities Finance Authority
HFA	Housing Finance Agency

HFC	Housing Finance Corp.
HFDC	Health Facilities Devel. Corp.
HNE	Healthnet of New England
HUHS	Hahnemann University Hospital System
IDA	Industrial Devel. Agency
ITEMECF	Industrial, Tourist, Educational, Medical and Environmental Community Facilities
KAWC	Kentucky American Water Company
L.I.	Long Island
LIFERS	Long Inverse Floating Exempt Receipts
MCP	Medical College Of Pennsylvania
M-S-R	Modesto Irrigation District of the City of Santa Clara and the City of Redding
MTA	Metropolitan Transportation Authority
NYC	New York City
NYS	New York State
OHC	Oakwood Hospital Corp.
OLOLMC	Our Lady of Lake Medical Center
OLOLRMC	Our Lady of Lourdes Regional Medical Center
OPSU	Oklahoma Panhandle State University
OUH	Oakwood United Hospitals
RIBS	Residual Interest Bonds
RIH	Rhode Island Hospital
ROLs	Residual Option Longs
SJHCN	St. Joseph Home Care Network
SJHE	St. Joseph Hospital of Eureka
SJHO	St. Joseph Hospital of Orange
SJHS	St. Joseph Health System
TASC	Tobacco Settlement Asset-Backed Bonds
TAT	The Academy of Tuscson
TC	Travis Corp. (People Care)
TMH	The Miriam Hospital
UC	United Care
VC	VinFen Corp.
VCS	VinFen Clinical Services
WPM	Westchester Prime Management
YMCA	Young Men’s Christian Assoc.

See accompanying Notes to Financial Statements.

OPPENHEIMER AMT-FREE MUNICIPALS	57

STATEMENT OF ASSETS AND LIABILITIES    January 31, 2013 / (Unaudited)

Assets
Investments, at value (cost $3,226,966,907)—see accompanying statement of investments	$3,179,757,291
Cash	1,464,681
Receivables and other assets:
Interest	38,356,353
Shares of beneficial interest sold	8,544,694
Investments sold	3,551,828
Other	280,214
Total assets	3,231,955,061
Liabilities
Payables and other liabilities:
Payable for short-term floating rate notes issued (See Note 1)	298,460,000
Payable on borrowings (See Note 6)	29,100,000
Investments purchased (including $1,012,920 purchased on a when-issued or delayed delivery basis)	10,038,390
Shares of beneficial interest redeemed	8,759,192
Dividends	3,929,091
Distribution and service plan fees	541,361
Trustees’ compensation	307,173
Transfer and shareholder servicing agent fees	96,083
Shareholder communications	45,031
Interest expense on borrowings	11,582
Other	287,580
Total liabilities	351,575,483
Net Assets	$2,880,379,578
Composition of Net Assets
Par value of shares of beneficial interest	$392,962
Additional paid-in capital	3,371,515,032
Accumulated net investment income	24,409,489
Accumulated net realized loss on investments	(468,728,289)
Net unrealized depreciation on investments	(47,209,616)
Net Assets	$2,880,379,578

58	OPPENHEIMER AMT-FREE MUNICIPALS

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $1,981,467,105 and 269,918,026 shares of beneficial interest outstanding)	$7.34
Maximum offering price per share (net asset value plus sales charge of 4.75% of offering price)	$7.71
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $34,531,717 and 4,730,258 shares of beneficial interest outstanding)	$7.30
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $559,038,933 and 76,609,185 shares of beneficial interest outstanding)	$7.30
Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $305,341,823 and 41,704,073 shares of beneficial interest outstanding)	$7.32

See accompanying Notes to Financial Statements.

OPPENHEIMER AMT-FREE MUNICIPALS	59

STATEMENT OF OPERATIONS    For the Six Months Ended January 31, 2013 (Unaudited)

Investment Income
Interest	$90,799,539
Other income	2,440
Total investment income	90,801,979
Expenses
Management fees	5,685,685
Distribution and service plan fees:
Class A	2,363,384
Class B	178,604
Class C	2,774,866
Transfer and shareholder servicing agent fees:
Class A	373,971
Class B	17,708
Class C	129,940
Class Y	54,681
Shareholder communications:
Class A	41,236
Class B	1,375
Class C	13,040
Class Y	2,493
Interest expense and fees on short-term floating rate notes issued (See Note 1)	1,505,689
Borrowing fees	936,504
Trustees’ compensation	42,251
Interest expense on borrowings	33,243
Custodian fees and expenses	9,008
Other	480,824
Total expenses	14,644,502
Less waivers and reimbursements of expenses	(98,896)
Net expenses	14,545,606
Net Investment Income	76,256,373
Realized and Unrealized Gain
Net realized gain on investments	15,977,737
Net change in unrealized appreciation/depreciation on investments	40,332,644
Net Increase in Net Assets Resulting from Operations	$132,566,754

See accompanying Notes to Financial Statements.

60	OPPENHEIMER AMT-FREE MUNICIPALS

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended January 31, 2013 (Unaudited)	Year Ended July 31, 2012
Operations
Net investment income	$76,256,373	$146,298,017
Net realized gain (loss)	15,977,737	(16,145,021)
Net change in unrealized appreciation/depreciation	40,332,644	334,846,246
Net increase in net assets resulting from operations	132,566,754	464,999,242
Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(54,403,825)	(102,950,782)
Class B	(845,267)	(1,830,674)
Class C	(13,264,501)	(24,511,527)
Class Y	(8,666,724)	(10,068,139)
	(77,180,317)	(139,361,122)
Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	53,811,683	37,678,280
Class B	(2,630,397)	(3,160,287)
Class C	20,735,733	45,461,167
Class Y	11,299,872	210,411,783
	83,216,891	290,390,943
Net Assets
Total increase	138,603,328	616,029,063
Beginning of period	2,741,776,250	2,125,747,187
End of period (including accumulated net investment income of $24,409,489 and $25,333,433, respectively)	$2,880,379,578	$2,741,776,250

See accompanying Notes to Financial Statements.

OPPENHEIMER AMT-FREE MUNICIPALS	61

STATEMENT OF CASH FLOWS    For the Six Months Ended January 31, 2013 (Unaudited)

Cash Flows from Operating Activities
Net increase in net assets from operations	$132,566,754
Adjustments to reconcile net increase in net assets from operations to net cash used in operating activities:
Purchase of investment securities	(238,595,710)
Proceeds from disposition of investment securities	164,572,825
Short-term investment securities, net	(30,903,484)
Premium amortization	3,718,513
Discount accretion	(14,261,967)
Net realized gain on investments	(15,977,737)
Net change in unrealized appreciation/depreciation on investments	(40,332,644)
Change in assets:
Decrease in other assets	363,564
Increase in receivable for securities sold	(2,621,056)
Increase in interest receivable	(2,701,762)
Change in liabilities:
Increase in other liabilities	161,900
Decrease in payable for securities purchased	(11,178,713)
Net cash used in operating activities	(55,189,517)
Cash Flows from Financing Activities
Proceeds from bank borrowings	312,000,000
Payments on bank borrowings	(282,900,000)
Payments on short-term floating rate notes issued	(32,680,000)
Proceeds from shares sold	556,658,997
Payments on shares redeemed	(522,395,495)
Cash distributions paid	(19,805,530)
Net cash provided by financing activities	10,877,972
Net decrease in cash	(44,311,545)
Cash, beginning balance	45,776,226
Cash, ending balance	$1,464,681
Supplemental disclosure of cash flow information:
Noncash financing activities not included herein consist of reinvestment of dividends and distributions of $55,945,310.
Cash paid for interest on bank borrowings—$26,726.
Cash paid for interest on short-term floating rate notes issued—$1,505,689.

See accompanying Notes to Financial Statements.

62	OPPENHEIMER AMT-FREE MUNICIPALS

FINANCIAL HIGHLIGHTS

	Six Months Ended January 31,	Year Ended July 31, 2012	Year Ended July 29, 2011[1]	Year Ended July 30, 2010[1]	Year Ended July 31, 2009	Year Ended July 31, 2008
Class A	2013 (Unaudited)
Per Share Operating Data
Net asset value, beginning of period	$7.19	$6.27	$6.39	$5.51	$7.90	$10.04
Income (loss) from investment operations:
Net investment income[2]	.20	.43	.46	.45	.50	.53
Net realized and unrealized gain (loss)	.15	.90	(.17)	.89	(2.37)	(2.17)
Total from investment operations	.35	1.33	.29	1.34	(1.87)	(1.64)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.20)	(.41)	(.41)	(.46)	(.52)	(.50)
Net asset value, end of period	$7.34	$7.19	$6.27	$6.39	$5.51	$7.90
Total Return, at Net Asset Value[3]	4.96%	21.90%	4.97%	24.64%	(23.57)%	(16.68)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,981,467	$1,888,870	$1,619,244	$2,081,580	$1,447,860	$1,605,257
Average net assets (in thousands)	$1,953,799	$1,677,433	$1,779,808	$1,953,017	$1,234,468	$1,807,703
Ratios to average net assets:[4]
Net investment income	5.46%	6.45%	7.39%	7.12%	8.67%	6.05%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	0.71%	0.77%	0.74%	0.71%	0.76%	0.71%
Interest and fees from borrowings	0.07%	0.10%	0.13%	0.23%	0.92%	0.20%
Interest and fees on short-term floating rate notes issued[5]	0.11%	0.17%	0.21%	0.22%	0.65%	0.73%
Total expenses	0.89%	1.04%	1.08%	1.16%	2.33%	1.64%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.88%	1.04%	1.08%	1.16%	2.33%	1.64%
Portfolio turnover rate	5%	21%	30%	21%	23%	60%

1. July 29, 2011 and July 30, 2010 represent the last business days of the Fund's respective reporting periods.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

OPPENHEIMER AMT-FREE MUNICIPALS	63

FINANCIAL HIGHLIGHTS    Continued

Class B	Six Months Ended January 31, 2013 (Unaudited)	Year Ended July 31, 2012	Year Ended July 29, 2011[1]	Year Ended July 30, 2010[1]	Year Ended July 31, 2009	Year Ended July 31, 2008
Per Share Operating Data
Net asset value, beginning of period	$7.15	$6.24	$6.36	$5.48	$7.87	$10.00
Income (loss) from investment operations:
Net investment income[2]	.17	.37	.40	.39	.45	.46
Net realized and unrealized gain (loss)	.15	.89	(.16)	.90	(2.38)	(2.17)
Total from investment operations	.32	1.26	.24	1.29	(1.93)	(1.71)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.17)	(.35)	(.36)	(.41)	(.46)	(.42)
Net asset value, end of period	$7.30	$7.15	$6.24	$6.36	$5.48	$7.87
Total Return, at Net Asset Value[3]	4.56%	20.84%	4.11%	23.72%	(24.35)%	(17.34)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$34,532	$36,439	$34,889	$41,234	$28,789	$35,642
Average net assets (in thousands)	$35,368	$34,260	$37,308	$37,974	$26,189	$43,378
Ratios to average net assets:[4]
Net investment income	4.65%	5.62%	6.54%	6.26%	7.78%	5.21%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	1.54%	1.61%	1.60%	1.56%	1.64%	1.54%
Interest and fees from borrowings	0.07%	0.10%	0.13%	0.23%	0.92%	0.20%
Interest and fees on short-term floating rate notes issued[5]	0.11%	0.17%	0.21%	0.22%	0.65%	0.73%
Total expenses	1.72%	1.88%	1.94%	2.01%	3.21%	2.47%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.71%	1.88%	1.94%	2.01%	3.21%	2.47%
Portfolio turnover rate	5%	21%	30%	21%	23%	60%

1. July 29, 2011 and July 30, 2010 represent the last business days of the Fund's respective reporting periods.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

64	OPPENHEIMER AMT-FREE MUNICIPALS

Class C	Six Months Ended January 31, 2013 (Unaudited)	Year Ended July 31, 2012	Year Ended July 29, 2011[1]	Year Ended July 30, 2010[1]	Year Ended July 31, 2009	Year Ended July 31, 2008
Per Share Operating Data

Net asset value, beginning of period	$7.15	$6.24	$6.36	$5.48	$7.87	$10.00
Income (loss) from investment operations:
Net investment income[2]	.17	.38	.40	.40	.45	.47
Net realized and unrealized gain (loss)	.15	.89	(.15)	.89	(2.37)	(2.17)
Total from investment operations	.32	1.27	.25	1.29	(1.92)	(1.70)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.17)	(.36)	(.37)	(.41)	(.47)	(.43)
Net asset value, end of period	$7.30	$7.15	$6.24	$6.36	$5.48	$7.87
Total Return, at Net Asset Value[3]	4.59%	20.91%	4.18%	23.82%	(24.27)%	(17.29)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$559,039	$527,392	$418,638	$518,594	$310,593	$323,411
Average net assets (in thousands)	$549,396	$454,431	$455,782	$465,652	$252,892	$361,518
Ratios to average net assets:[4]
Net investment income	4.69%	5.66%	6.60%	6.32%	7.89%	5.30%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	1.49%	1.55%	1.53%	1.48%	1.55%	1.48%
Interest and fees from borrowings	0.07%	0.10%	0.13%	0.23%	0.92%	0.20%
Interest and fees on short-term floating rate notes issued[5]	0.11%	0.17%	0.21%	0.22%	0.65%	0.73%
Total expenses	1.67%	1.82%	1.87%	1.93%	3.12%	2.41%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.66%	1.82%	1.87%	1.93%	3.12%	2.41%
Portfolio turnover rate	5%	21%	30%	21%	23%	60%

1. July 29, 2011 and July 30, 2010 represent the last business days of the Fund's respective reporting periods.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

OPPENHEIMER AMT-FREE MUNICIPALS	65

FINANCIAL HIGHLIGHTS    Continued

Class Y	Six Months Ended January 31, 2013 (Unaudited)	Year Ended July 31, 2012	Period Ended July 29, 2011[1]
Per Share Operating Data
Net asset value, beginning of period	$7.17	$6.26	$6.19
Income (loss) from investment operations:
Net investment income[2]	.21	.44	.30
Net realized and unrealized gain	.15	.89	.05
Total from investment operations	.36	1.33	.35
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.21)	(.42)	(.28)
Net asset value, end of period	$7.32	$7.17	$6.26
Total Return, at Net Asset Value[3]	5.10%	22.06%	6.03%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$305,342	$289,075	$52,976
Average net assets (in thousands)	$299,166	$159,256	$22,067
Ratios to average net assets:[4]
Net investment income	5.70%	6.55%	7.47%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	0.47%	0.52%	0.54%
Interest and fees from borrowings	0.07%	0.10%	0.10%
Interest and fees on short-term floating rate notes issued[5]	0.11%	0.17%	0.21%
Total expenses	0.65%	0.79%	0.85%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.64%	0.79%	0.85%
Portfolio turnover rate	5%	21%	30%

1. For the period from November 29, 2010 (inception of offering) to July 29, 2011, which represents the last business day of the Fund's 2011 fiscal year.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

66	OPPENHEIMER AMT-FREE MUNICIPALS

NOTES TO FINANCIAL STATEMENTS    January 31, 2013 / (Unaudited)

1. Significant Accounting Policies

Oppenheimer AMT-Free Municipals (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund’s investment objective is to seek as high a level of current interest income exempt from federal income taxes as is available from investing in municipal securities, while attempting to preserve capital. The Fund’s investment adviser was OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”) through December 31, 2012. Effective January 1, 2013, the Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OFI. The Manager has entered into a sub-advisory agreement with OFI, as of the same effective date.

The Fund offers Class A, Class C and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares will be permitted, however reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds will be allowed. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B and C shares have separate distribution and/or service plans under which they pay fees. Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.

The following is a summary of significant accounting policies consistently followed by the Fund.

Inverse Floating Rate Securities. The Fund invests in inverse floating rate securities that pay interest at a rate that varies inversely with short-term interest rates. Because inverse floating rate securities are leveraged instruments, the value of an inverse floating rate security will change more significantly in response to changes in interest rates and other market fluctuations than the market value of a conventional fixed-rate municipal security of similar maturity and credit quality, including the municipal bond underlying an inverse floating rate security.

An inverse floating rate security is created as part of a financial transaction referred to as a “tender option bond” transaction. In most cases, in a tender option bond transaction the Fund sells a fixed-rate municipal bond (the “underlying municipal bond”) to a broker dealer (the “sponsor”). The sponsor creates a trust (the “Trust”) into which it deposits the underlying municipal bond. The Trust then issues and sells short-term floating rate securities with a fixed principal amount representing a senior interest in the underlying

OPPENHEIMER AMT-FREE MUNICIPALS	67

NOTES TO FINANCIAL STATEMENTS    (Unaudited) / Continued

1. Significant Accounting Policies Continued

municipal bond to third parties and a residual, subordinate interest in the underlying municipal bond (referred to as an “inverse floating rate security”) to the Fund. The interest rate on the short-term floating rate securities resets periodically, usually weekly, to a prevailing market rate and holders of these securities are granted the option to tender their securities back to the Trust for repurchase at their principal amount plus accrued interest thereon (the “purchase price”) periodically, usually daily or weekly. A remarketing agent for the Trust is required to attempt to re-sell any tendered short-term floating rate securities to new investors for the purchase price. If the remarketing agent is unable to successfully re-sell the tendered short-term floating rate securities, a liquidity provider to the Trust (typically an affiliate of the sponsor) must contribute cash to the Trust to ensure that the tendering holders receive the purchase price of their securities on the repurchase date.

Because holders of the short-term floating rate securities are granted the right to tender their securities to the Trust for repurchase at frequent intervals for the purchase price, with such payment effectively guaranteed by the liquidity provider, the securities generally bear short-term rates of interest commensurate with money market instruments. When interest is paid on the underlying municipal bond to the Trust, such proceeds are first used to pay the Trust’s administrative expenses and accrued interest to holders of the short-term floating rate securities, with any remaining amounts being paid to the Fund, as the holder of the inverse floating rate security. Accordingly, the amount of such interest on the underlying municipal bond paid to the Fund is inversely related to the rate of interest on the short-term floating rate securities. Additionally, because the principal amount of the short-term floating rate securities is fixed and is not adjusted in response to changes in the market value of the underlying municipal bond, any change in the market value of the underlying municipal bond is reflected entirely in a change to the value of the inverse floating rate security.

Typically, the terms of an inverse floating rate security grant certain rights to the Fund, as holder. For example, the Fund may have the right upon request to require that the Trust compel a tender of the short-term floating rate securities to facilitate the Fund’s acquisition of the underlying municipal bond. Following such a request, the Fund pays the Trust the purchase price of the short-term floating rate securities and a specified portion of any market value gain on the underlying municipal bond since its deposit into the Trust, which the Trust uses to redeem the short-term floating rate securities. The Trust then distributes the underlying municipal bond to the Fund. Similarly, the Fund may have the right to directly purchase the underlying municipal bond from the Trust by paying to the Trust the purchase price of the short-term floating rate securities and a specified portion of any market value gain on the underlying municipal bond since its deposit into the Trust, which the Trust uses to redeem the short-term floating rate securities. Through the exercise of either of these rights, the Fund can voluntarily terminate or “collapse” the Trust, terminate its investment in the related inverse floating rate security and obtain the underlying municipal bond. Additionally, the Fund also typically has the right to exchange with the Trust (i) a principal amount of short-term floating rate securities held by the

68	OPPENHEIMER AMT-FREE MUNICIPALS

Fund for a corresponding additional principal amount of the inverse floating rate security or (ii) a principal amount of the inverse floating rate security held by the Fund for a corresponding additional principal amount of short-term floating rate securities (which are typically then sold to other investors). Through the exercise of this right, the Fund may increase (or decrease) the principal amount of short-term floating rate securities outstanding, thereby increasing (or decreasing) the amount of leverage provided by the short-term floating rate securities to the Fund’s investment exposure to the underlying municipal bond.

The Fund’s investments in inverse floating rate securities involve certain risks. As short-term interest rates rise, an inverse floating rate security produces less current income (and, in extreme cases, may pay no income) and as short-term interest rates fall, an inverse floating rate security produces more current income. Thus, if short-term interest rates rise after the issuance of the inverse floating rate security, any yield advantage is reduced or eliminated. All inverse floating rate securities entail some degree of leverage represented by the outstanding principal amount of the related short-term floating rate securities. The value of, and income earned on, an inverse floating rate security that has a higher degree of leverage will fluctuate more significantly in response to changes in interest rates and to changes in the market value of the related underlying municipal bond than that of an inverse floating rate security with a lower degree of leverage, and is more likely to be eliminated entirely under adverse market conditions. Changes in the value of an inverse floating rate security will also be more significant than changes in the market value of the related underlying municipal bond because the leverage provided by the related short-term floating rate securities increases the sensitivity of an inverse floating rate security to changes in interest rates and to the market value of the underlying municipal bond. An inverse floating rate security can be expected to underperform fixed-rate municipal bonds when the difference between long-term and short-term interest rates is decreasing (or is already small) or when long-term interest rates are rising, but can be expected to outperform fixed-rate municipal bonds when the difference between long-term and short-term interest rates is increasing (or is already large) or when long-term interest rates are falling. Additionally, a tender option bond transaction typically provides for the automatic termination or “collapse” of a Trust upon the occurrence of certain adverse events, usually referred to as “mandatory tender events” or “tender option termination events.” These events may include, among others, a credit ratings downgrade of the underlying municipal bond below a specified level, a decrease in the market value of the underlying municipal bond below a specified amount, a bankruptcy of the liquidity provider or the inability of the remarketing agent to re-sell to new investors short-term floating rate securities that have been tendered for repurchase by holders thereof. Following the occurrence of such an event, the underlying municipal bond is generally sold for current market value and the proceeds distributed to holders of the short-term floating rate securities and inverse floating rate security, with the holder of the inverse floating rate security (the Fund) generally receiving the proceeds of such sale only after the holders of the short-term

OPPENHEIMER AMT-FREE MUNICIPALS	69

NOTES TO FINANCIAL STATEMENTS    (Unaudited) / Continued

1. Significant Accounting Policies Continued

floating rate securities have received proceeds equal to the purchase price of their securities (and the liquidity provider is generally required to contribute cash to the Trust only in an amount sufficient to ensure that the holders of the short-term floating rate securities receive the purchase price of their securities in connection with such termination of the Trust). Following the occurrence of such events, the Fund could potentially lose the entire amount of its investment in the inverse floating rate security.

Finally, the Fund may enter into shortfall/reimbursement agreements with the liquidity provider of certain tender option bond transactions in connection with certain inverse floating rate securities held by the Fund. These agreements commit the Fund to reimburse the liquidity provider to the extent that the liquidity provider must provide cash to a Trust, including following the termination of a Trust resulting from the occurrence of a “mandatory tender event.” In connection with the occurrence of such an event and the termination of the Trust triggered thereby, the shortfall/reimbursement agreement will make the Fund liable for the amount of the negative difference, if any, between the liquidation value of the underlying municipal bond and the purchase price of the short-term floating rate securities issued by the Trust. Under the standard terms of a tender option bond transaction, absent such a shortfall/reimbursement agreement, the Fund, as holder of the inverse floating rate security, would not be required to make such a reimbursement payment to the liquidity provider. The Sub-Adviser monitors the Fund’s potential exposure with respect to these agreements on a daily basis and intends to take action to terminate the Fund’s investment in related inverse floating rate securities, if it deems it appropriate to do so. As of January 31, 2013, the Fund’s maximum exposure under such agreements is estimated at $156,405,000.

When the Fund creates an inverse floating rate security in a tender option bond transaction by selling an underlying municipal bond to a sponsor for deposit into a Trust, the transaction is considered a secured borrowing for financial reporting purposes. As a result of such accounting treatment, the Fund includes the underlying municipal bond on its Statement of Investments and as an asset on its Statement of Assets and Liabilities (but does not separately include the related inverse floating rate security on either). The Fund also includes a liability on its Statement of Assets and Liabilities equal to the outstanding principal amount and accrued interest on the related short-term floating rate securities issued by the Trust. Interest on the underlying municipal bond is recorded as investment income on the Fund’s Statement of Operations, while interest payable on the related short-term floating rate securities is recorded as interest expense. At January 31, 2013, municipal bond holdings with a value of $530,814,081 shown on the Fund’s Statement of Investments are held by such Trusts and serve as the underlying municipal bonds for the related $298,460,000 in short-term floating rate securities issued and outstanding at that date.

70	OPPENHEIMER AMT-FREE MUNICIPALS

At January 31, 2013, the inverse floating rate securities associated with tender option bond transactions accounted for as secured borrowings were as follows:

Principal Amount	Inverse Floater[1]	Coupon Rate[2]	Maturity Date	Value
$10,000,000	Birmingham, AL Commercial Devel. Authority (Civic Center Improvements) RIBS	10.200%	4/1/41	$13,082,400
5,000,000	CA Health Facilities Financing Authority ROLs[3]	21.179	7/1/39	8,080,800
7,500,000	CA Public Works	9.370	12/1/31	10,396,200
3,000,000	Chicago, IL Park District (Harbor Facilities) DRIVERS[3]	8.307	1/1/37	3,897,000
5,000,000	Chicago, IL Park District (Harbor Facilities) DRIVERS[3]	8.307	1/1/40	6,427,100
3,750,000	Clark County, NV Airport ROLs[3]	17.398	7/1/42	6,252,900
5,000,000	Clark County, NV Water Reclamation District DRIVERS	15.846	7/1/38	9,056,000
10,000,000	East Bay, CA Municipal Utility District (Water System) ROLs[3]	8.071	6/1/36	13,440,200
3,480,000	FL COP (Dept. of Management Services) DRIVERS	12.061	8/1/28	5,256,784
4,000,000	Greater Orlando, FL Aviation Authority ROLs[3]	18.048	10/1/32	6,158,880
4,000,000	Houston, TX Airport System ROLs[3]	20.166	7/1/39	6,535,840
5,000,000	IL Finance Authority (Northwestern Memorial Hospital) DRIVERS	18.445	8/15/39	8,531,800
3,750,000	IL Finance Authority ROLs	15.660	5/15/29	4,658,400
3,650,000	MI Hospital Finance Authority ROLs[3]	19.122	12/1/23	6,954,418
10,925,000	NH H&EFA (LRG Healthcare) DRIVERS	8.650	10/1/34	13,828,428
5,215,000	NH H&EFA ROLs[3]	22.013	4/1/38	10,243,094
3,000,000	North Central Texas HFDC (Children’s Medical Center) DRIVERS	17.579	8/15/39	4,788,600
9,540,000	NY Triborough Bridge & Tunnel Authority ROLs[3]	9.439	11/15/37	11,993,879
4,920,000	NYC GO DRIVERS	16.268	4/1/36	8,632,829
10,000,000	NYC Municipal Water Finance Authority ROLs[3]	8.071	6/15/36	12,307,800
2,500,000	Orange County, FL School Board ROLs[3]	20.076	8/1/34	4,084,800
3,100,000	Pima County, AZ IDA (Metro Police Facility) DRIVERS	15.859	7/1/39	4,343,224
4,000,000	Tarrant County, TX Cultural Education Facilities Finance Corp. ROLs[3]	22.757	11/15/29	7,114,240
2,625,000	University of California (Regents Medical Center) DRIVERS	14.980	5/15/37	3,857,595
3,000,000	University of Illinois (Auxiliary Facilities Systems) DRIVERS	17.579	4/1/38	4,717,680
7,500,000	WA Austin Trust Various States Inverse Certificates	9.859	10/1/33	9,085,500
11,265,000	WA Health Care Facilities Authority (Catholic Health Initiatives)[3]	14.981	10/1/36	18,671,850
8,000,000	WI H&EFA (SSM Health Care Corp.) LIFERS	9.860	6/1/34	9,955,840

				$232,354,081

1. For a list of abbreviations used in the Inverse Floater table see the Portfolio Abbreviations table at the end of the Statement of Investments.

2. Represents the current interest rate for the inverse floating rate security.

3. Represents an inverse floating rate security that is subject to a shortfall/reimbursement agreement.

The Fund may also purchase an inverse floating rate security created as part of a tender option bond transaction not initiated by the Fund when a third party, such as a municipal issuer or financial institution, transfers an underlying municipal bond to a Trust. For financial reporting purposes, the Fund includes the inverse floating rate security related to such transaction on its Statement of Investments and as an asset on its Statement of Assets and Liabilities, and interest on the security is recorded as investment income on the Fund’s Statement of Operations.

OPPENHEIMER AMT-FREE MUNICIPALS	71

NOTES TO FINANCIAL STATEMENTS    (Unaudited) / Continued

1. Significant Accounting Policies Continued

The Fund may invest in inverse floating rate securities with any degree of leverage (as measured by the outstanding principal amount of related short-term floating rate securities). However, the Fund may only expose up to 20% of its total assets to the effects of leverage from its investments in inverse floating rate securities. This limitation is measured by comparing the aggregate principal amount of the short-term floating rate securities that are related to the inverse floating rate securities held by the Fund to the total assets of the Fund. The Fund’s exposure to the effects of leverage from its investments in inverse floating rate securities amounts to $298,460,000 or 9.23% of its total assets as of January 31, 2013.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

As of January 31, 2013, the Fund had purchased securities issued on a when-issued or delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions
Purchased securities	$1,012,920

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest payment. Information concerning securities not accruing interest as of January 31, 2013 is as follows:

Cost	$122,713,040
Market Value	$53,400,656
Market Value as a % of Net Assets	1.85%

72	OPPENHEIMER AMT-FREE MUNICIPALS

The Fund has entered into forbearance agreements with certain obligors under which the Fund has agreed to temporarily forego receipt of the original principal or coupon interest rates. As of January 31, 2013, securities with an aggregate market value of $246,355, representing 0.01% of the Fund’s net assets, were subject to these forbearance agreements. Interest payments of $54,891 are contractually owed to the Fund with respect to these securities and will not be collected under these forbearance agreements.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.

During the fiscal year ended July 31, 2012, the Fund did not utilize any capital loss carryforward to offset capital gains realized in that fiscal year. Details of the fiscal year ended July 31, 2012 capital loss carryforwards are included in the table below. Capital loss carryforwards with no expiration, if any, must be utilized prior to those with expiration dates. Capital losses with no expiration will be carried forward to future years if not offset by gains.

Expiring
2016	$38,527,923
2017	105,610,446
2018	177,767,456
2019	12,340,869
No expiration	135,425,325

Total	$469,672,019

As of January 31, 2013, it is estimated that the capital loss carryforwards would be $334,246,694 expiring by 2019 and $119,447,588 which will not expire. The estimated capital loss carryforward represents the carryforward as of the end of the last fiscal year, increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the six months ended January 31, 2013, it is estimated that the Fund will utilize $15,977,737 of capital loss carryforward to offset realized capital gains.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate

OPPENHEIMER AMT-FREE MUNICIPALS	73

NOTES TO FINANCIAL STATEMENTS    (Unaudited) / Continued

1. Significant Accounting Policies Continued

characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of January 31, 2013 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$2,933,019,607[1]

Gross unrealized appreciation	$272,769,021
Gross unrealized depreciation	(320,621,051)

Net unrealized depreciation	$(47,852,030)

1. The Federal tax cost of securities does not include cost of $294,589,714, which has otherwise been recognized for financial reporting purposes, related to bonds placed into trusts in conjunction with certain investment transactions. See the Inverse Floating Rate Securities note above.

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s independent trustees. Benefits are based on years of service and fees paid to each trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active independent trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the six months ended January 31, 2013, the Fund’s projected benefit obligations, payments to retired trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$16,492
Payments Made to Retired Trustees	21,347
Accumulated Liability as of January 31, 2013	152,050

The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

74	OPPENHEIMER AMT-FREE MUNICIPALS

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

Investment Income. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdraft at a rate equal to the 1 Month LIBOR Rate plus 2.00%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

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NOTES TO FINANCIAL STATEMENTS    (Unaudited) / Continued

2. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange but not listed on a registered U.S. securities exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority); (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the

76	OPPENHEIMER AMT-FREE MUNICIPALS

“bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage- backed and asset- backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

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NOTES TO FINANCIAL STATEMENTS    (Unaudited) / Continued

2. Securities Valuation Continued

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1)	Level 1—unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)
2)	Level 2—inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)
3)	Level 3—significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of January 31, 2013 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Municipal Bonds and Notes
Alabama	$—	$39,236,152	$—	$39,236,152
Alaska	—	616,213	—	616,213
Arizona	—	93,475,749	—	93,475,749
Arkansas	—	1,668,588	—	1,668,588
California	—	535,703,925	—	535,703,925
Colorado	—	51,537,222	483,530	52,020,752
Connecticut	—	5,165,638	—	5,165,638
Delaware	—	6,582,838	—	6,582,838
District of Columbia	—	20,482,474	—	20,482,474
Florida	—	357,945,007	1,828,196	359,773,203
Georgia	—	39,386,021	—	39,386,021

78	OPPENHEIMER AMT-FREE MUNICIPALS

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Municipal Bonds and Notes Continued
Idaho	$—	$6,400,645	$—	$6,400,645
Illinois	—	331,893,742	—	331,893,742
Indiana	—	61,614,697	1,603,268	63,217,965
Iowa	—	23,068,597	—	23,068,597
Kansas	—	3,786,790	—	3,786,790
Kentucky	—	180,887	—	180,887
Louisiana	—	53,595,327	—	53,595,327
Maine	—	8,892,720	—	8,892,720
Maryland	—	9,024,567	—	9,024,567
Massachusetts	—	14,436,009	—	14,436,009
Michigan	—	90,012,092	—	90,012,092
Minnesota	—	8,706,047	—	8,706,047
Mississippi	—	5,502,850	—	5,502,850
Missouri	—	65,183,365	—	65,183,365
Montana	—	10,399,353	—	10,399,353
Nebraska	—	14,464,796	—	14,464,796
Nevada	—	57,580,904	—	57,580,904
New Hampshire	—	68,947,123	—	68,947,123
New Jersey	—	42,779,849	—	42,779,849
New Mexico	—	12,578,389	—	12,578,389
New York	—	195,608,137	—	195,608,137
North Carolina	—	21,164	—	21,164
North Dakota	—	40,106	—	40,106
Ohio	—	200,920,059	—	200,920,059
Oklahoma	—	27,774,244	—	27,774,244
Oregon	—	923,820	—	923,820
Pennsylvania	—	44,407,454	—	44,407,454
Rhode Island	—	23,602,232	—	23,602,232
South Carolina	—	25,130,793	—	25,130,793
South Dakota	—	136,512	—	136,512
Tennessee	—	52,086,115	—	52,086,115
Texas	—	199,184,132	—	199,184,132
U.S. Possessions	—	205,187,200	—	205,187,200
Utah	—	7,148,400	—	7,148,400
Vermont	—	1,565,711	—	1,565,711
Virginia	—	32,903,216	—	32,903,216
Washington	—	78,695,416	—	78,695,416
West Virginia	—	4,978,476	—	4,978,476
Wisconsin	—	34,616,639	—	34,616,639
Corporate Bonds and Notes	—	63,895	—	63,895

Total Assets	$—	$3,175,842,297	$3,914,994	$3,179,757,291

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

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NOTES TO FINANCIAL STATEMENTS    (Unaudited) / Continued

2. Securities Valuation Continued

The table below shows the transfers between Level 2 and Level 3. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

	Transfers into Level 2*	Transfers out of Level 2**	Transfers into Level 3**	Transfers out of Level 3*
Assets Table
Investments, at Value:
Municipal Bonds and Notes
Colorado	$—	$(483,300)	$483,300	$—
Florida	6,131,923	(1,791,014)	1,791,014	(6,131,923)
Indiana	—	(1,614,478)	1,614,478	—

Total Assets	$6,131,923	$(3,888,792)	$3,888,792	$(6,131,923)

*Transferred from Level 3 to Level 2 due to the availability of market data for this security.

**Transferred from Level 2 to Level 3 because of the lack of observable market data.

There have been no significant changes to the fair valuation methodologies of the Fund during the period.

3. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended January 31, 2013		Year Ended July 31, 2012
	Shares	Amount	Shares	Amount
Class A
Sold	45,230,318	$331,057,972	64,313,749	$430,143,834
Dividends and/or distributions reinvested	5,573,921	40,712,353	11,324,032	75,534,636
Redeemed	(43,467,139)	(317,958,642)	(71,278,994)	(468,000,190)

Net increase	7,337,100	$53,811,683	4,358,787	$37,678,280

Class B
Sold	175,030	$1,271,663	941,759	$6,288,136
Dividends and/or distributions reinvested	90,950	660,654	212,913	1,408,992
Redeemed	(628,806)	(4,562,714)	(1,653,975)	(10,857,415)

Net decrease	(362,826)	$(2,630,397)	(499,303)	$(3,160,287)

Class C
Sold	10,163,543	$73,816,006	15,691,010	$105,056,278
Dividends and/or distributions reinvested	1,260,191	9,150,313	2,499,081	16,571,159
Redeemed	(8,556,185)	(62,230,586)	(11,574,135)	(76,166,270)

Net increase	2,867,549	$20,735,733	6,615,956	$45,461,167

Class Y
Sold	20,527,003	$150,119,392	47,594,903	$316,382,687
Dividends and/or distributions reinvested	743,954	5,421,990	734,419	4,940,745
Redeemed	(19,858,720)	(144,241,510)	(16,503,594)	(110,911,649)

Net increase	1,412,237	$11,299,872	31,825,728	$210,411,783

80	OPPENHEIMER AMT-FREE MUNICIPALS

4. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the six months ended January 31, 2013, were as follows:

	Purchases	Sales
Investment securities	$238,595,710	$164,572,825

5. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $200 million	0.60%
Next $100 million	0.55
Next $200 million	0.50
Next $250 million	0.45
Next $250 million	0.40
Over $1 billion	0.35

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of OFI, acted as the transfer and shareholder servicing agent for the Fund through December 31, 2012. Effective January 1, 2013, OFI Global (the “Transfer Agent”) will serve as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a per account fee.

Additionally, Class Y shares are subject to minimum fees of $10,000 annually for assets of $10 million or more. The Class Y shares are subject to the minimum fees in the event that the per account fee does not equal or exceed the applicable minimum fees. The Transfer Agent may voluntarily waive the minimum fees.

Sub-Transfer Agent Fees. Effective January 1, 2013, the Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI, (the “Sub-Transfer Agent”) to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

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NOTES TO FINANCIAL STATEMENTS    (Unaudited) / Continued

5. Fees and Other Transactions with Affiliates Continued

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 025% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class B and Class C Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B and Class C shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares daily net assets. The Distributor also receives a service fee of 0.25% per year under each plan. If either the Class B or Class C plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations. The Distributor determines its uncompensated expenses under the Plans at calendar quarter ends. The Distributor’s aggregate uncompensated expenses under the Plans at December 31, 2012 were as follows:

Class B	$2,026,713
Class C	8,820,096

Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Six Months Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor
January 31, 2013	$396,334	$49,497	$35,882	$34,151

Waivers and Reimbursements of Expenses. The Manager has voluntarily agreed to reimburse the Fund for a portion of the legal costs and fees incurred in connection with

82	OPPENHEIMER AMT-FREE MUNICIPALS

the pending litigation matters discussed in the “Pending Litigation” note which appears later in this report. During the six months ended January 31, 2013, the Manager reimbursed the Fund $98,896 for legal costs and fees.

The Transfer Agent has voluntarily agreed to limit transfer and shareholder servicing agent fees for Classes B, C and N shares to 0.35% of average annual net assets per class and for Class A shares to 0.30% of average annual net assets of the class.

Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.

6. Borrowings

The Fund can borrow money from banks in amounts up to one third of its total assets (including the amount borrowed) less all liabilities and indebtedness other than borrowings (meaning that the value of those assets must be at least 300% of the amount borrowed). The Fund can use those borrowings for investment-related purposes such as purchasing portfolio securities. The Fund also may borrow to meet redemption obligations or for temporary and emergency purposes. When the Fund invests borrowed money in portfolio securities, it is using a speculative investment technique known as leverage and changes in the value of the Fund’s investments will have a larger effect on its share price than if it did not borrow because of the effect of leverage.

The Fund can also use the borrowings for other investment-related purposes, including in connection with the Fund’s inverse floater investments as discussed in Note 1. The Fund may use the borrowings to reduce the leverage amount of, or unwind or “collapse” trusts that issued “inverse floaters” owned by the Fund, or in circumstances in which the Fund has entered into a shortfall and forbearance agreement with the sponsor of the inverse floater trust to meet the Fund’s obligation to reimburse the sponsor of the inverse floater for the difference between the liquidation value of the underlying bond and the amount due to holders of the short-term floating rate notes issued by the Trust. See the discussion in Note 1 (Inverse Floating Rate Securities) for additional information.

The Fund will pay interest and may pay other fees in connection with loans. If the Fund does borrow, it will be subject to greater expenses than funds that do not borrow. The interest on borrowed money and the other fees incurred in conjunction with loans are an expense that might reduce the Fund’s yield and return. Expenses incurred by the Fund with respect to interest on borrowings and commitment fees are disclosed separately or as other expenses on the Statement of Operations.

The Fund entered into a Revolving Credit and Security Agreement (the “Agreement”) with conduit lenders and Citibank N.A. which enables it to participate with certain other Oppenheimer funds in a committed, secured borrowing facility that permits borrowings of up to $2.0 billion, collectively, by the Oppenheimer Rochester Funds. To secure the loan, the Fund pledges investment securities in accordance with the terms of the Agreement. Securities held in collateralized accounts to cover these borrowings are noted in the

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NOTES TO FINANCIAL STATEMENTS    (Unaudited) / Continued

6. Borrowings Continued

Statement of Investments. Interest is charged to the Fund, based on its borrowings, at current commercial paper issuance rates (0.1945% as of January 31, 2013). The Fund pays additional fees annually to its lender on its outstanding borrowings to manage and administer the facility and is allocated its pro-rata share of an annual structuring fee and ongoing commitment fees both of which are based on the total facility size. Total fees and interest that are included in expenses on the Fund’s Statement of Operations related to its participation in the borrowing facility during the six months ended January 31, 2013 equal 0.05% of the Fund’s average net assets on an annualized basis. The Fund has the right to prepay such loans and terminate its participation in the conduit loan facility at any time upon prior notice.

As of January 31, 2013, the Fund had borrowings outstanding at an interest rate of 0.1945%. Details of the borrowings for the six months ended January 31, 2013 are as follows:

Average Daily Loan Balance	$31,173,370
Average Daily Interest Rate	0.217%
Fees Paid	$334,884
Interest Paid	$26,726

7. Reverse Repurchase Agreements

The Fund may engage in reverse repurchase agreements. A reverse repurchase agreement is the sale of one or more securities to a counterparty at an agreed-upon purchase price with the simultaneous agreement to repurchase those securities on a future date at a higher repurchase price. The repurchase price represents the repayment of the purchase price and interest accrued thereon over the term of the repurchase agreement. The cash received by the Fund in connection with a reverse repurchase agreement may be used for investment-related purposes such as purchasing portfolio securities or for other purposes such as those described in the preceding “Borrowings” note.

The Fund entered into a Committed Repurchase Transaction Facility (the “Facility”) with J.P. Morgan Securities LLC (the “counterparty’) which enables it to participate with certain other Oppenheimer funds in a committed reverse repurchase agreement facility that permits aggregate outstanding reverse repurchase agreements of up to $750 million, collectively. Interest is charged to the Fund on the purchase price of outstanding reverse repurchase agreements at current LIBOR rates plus an applicable spread. The Fund is also allocated its pro-rata share of an annual structuring fee based on the total Facility size and ongoing commitment fees based on the total unused amount of the Facility. The Fund retains the economic exposure to fluctuations in the value of securities subject to reverse repurchase agreements under the Facility and therefore these transactions are considered secured borrowings for financial reporting purposes. The Fund also continues to receive the economic benefit of interest payments received on securities subject to reverse repurchase agreements, in the form of a direct payment from the counterparty. These payments are included in interest income on the Statement of Operations. Total fees and interest related to the Fund’s participation in the Facility during the six months ended January 31, 2013 are included in expenses on the Fund’s Statement of Operations and equal 0.02% of the Fund’s average net assets on an annualized basis.

84	OPPENHEIMER AMT-FREE MUNICIPALS

The securities subject to reverse repurchase agreements under the Facility are valued on a daily basis. To the extent this value, after adjusting for certain margin requirements of the Facility, exceeds the cash proceeds received, the Fund may request the counterparty to return securities equal in margin value to this excess. To the extent that the cash proceeds received exceed the margin value of the securities subject to the transaction, the counterparty may request additional securities from the Fund. The Fund has the right to declare the first or fifteenth day of any calendar month as the repurchase date for any outstanding reverse repurchase agreement upon delivery of advanced notification and may also recall any security subject to such a transaction by substituting eligible securities of equal or greater margin value according to the Facility’s terms.

The Fund executed no transactions under the Facility during the six months ended January 31, 2013.

8. Pending Litigation

Since 2009, a number of class action lawsuits have been pending in federal courts against OFI, OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds – including the Fund – advised by the Manager and distributed by the Distributor (the “Defendant Funds”). Several of these lawsuits also name as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raise claims under federal securities law and allege, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. The Defendant Funds’ Boards of Trustees have also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits.

Other class action and individual lawsuits have been filed since 2008 in various state and federal courts against OFI and certain of its affiliates by investors seeking to recover investments they allegedly lost as a result of the “Ponzi” scheme run by Bernard L. Madoff and his firm, Bernard L. Madoff Investment Securities, LLC (“BLMIS”). Plaintiffs in these suits allege that they suffered losses as a result of their investments in several funds managed by an affiliate of OFI and assert a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. Neither the Distributor, nor any of the Oppenheimer mutual funds, their independent trustees or directors are named as defendants in these lawsuits. None of the Oppenheimer mutual funds invested in any funds or accounts managed by Madoff or BLMIS. On February 28, 2011, a stipulation of partial settlement of three groups of consolidated putative class action lawsuits relating to these matters was filed in the U.S. District Court for the Southern District of New York. On August 19, 2011, the court entered an order and final judgment approving the settlement

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NOTES TO FINANCIAL STATEMENTS    (Unaudited) / Continued

8. Pending Litigation Continued

as fair, reasonable and adequate. In September 2011, certain parties filed notices of appeal from the court’s order approving the settlement. The settlement does not resolve other outstanding lawsuits against OFI and its affiliates relating to BLMIS.

On April 16, 2010, a lawsuit was filed in New York state court against OFI, an affiliate of OFI and AAArdvark IV Funding Limited (“AAArdvark IV”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark IV. Plaintiffs allege breach of contract against the defendants and seek compensatory damages, costs and disbursements, including attorney fees. On July 15, 2011, a lawsuit was filed in New York state court against OFI, an affiliate of OFI and AAArdvark Funding Limited (“AAArdvark I”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark I. The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees. On November 9, 2011, a lawsuit was filed in New York state court against OFI, an affiliate of OFI and AAArdvark XS Funding Limited (“AAArdvark XS”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark XS. The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees.

OFI believes the lawsuits and appeals described above are without legal merit and, with the exception of actions it has settled, is defending against them vigorously. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, OFI believes that these suits should not impair the ability of OFI or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer mutual funds.

86	OPPENHEIMER AMT-FREE MUNICIPALS

BOARD APPROVAL OF THE FUND’S INVESTMENT

ADVISORY AGREEMENT    Unaudited

The Board of Trustees (the “Board”), including a majority of the independent Trustees, approved a restated investment advisory agreement between OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”) (“OFI Global” and “OFI” together the “Managers”) and the Fund and a sub-advisory agreement between OFI Global and OFI whereby OFI will provide investment sub-advisory services to the Fund (collectively, the “Agreements”). The Agreements were approved in connection with OFI’s proposal to modify its corporate structure effective January 1, 2013. The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Managers provide, such information as may be reasonably necessary to evaluate the terms of the Agreement. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition to in-person meetings focused on this evaluation, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

The Manager, Sub-Adviser and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Managers’ services, (ii) the investment performance of the Fund and the Managers (iii) the fees and expenses of the Fund, including comparative expense information, (iv) the profitability of the Managers and their affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Managers from their relationship with the Fund. The Board was aware that there are alternatives to retaining the Managers.

Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.

Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Managers’ key personnel who provide such services. The Sub-Adviser’s duties include providing the Fund with the services of the portfolio managers and the Sub-Adviser’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; securities trading services; oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions; and risk management. The Managers are responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling

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BOARD APPROVAL OF THE FUND’S INVESTMENT

ADVISORY AGREEMENT    Unaudited / Continued

and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by Federal and state securities laws for the sale of the Fund’s shares. The Managers also provide the Fund with office space, facilities and equipment.

The Board also considered the quality of the services to be provided and the quality of the Managers’ resources that are available to the Fund. The Board took account of the fact that the Sub-Adviser has had over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Sub-Adviser’s advisory, administrative, accounting, legal, compliance services and risk management, and information the Board has received regarding the experience and professional qualifications of the Managers’ key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Daniel Loughran, Scott Cottier, Troy Willis, Mark DeMitry, Michael Camarella, and Charles Pulire, the portfolio managers for the Fund, and the Sub-Adviser’s investment team and analysts. The Board members also considered the totality of their experiences with the Managers as directors or trustees of the Fund and other funds advised by the Managers. The Board considered information regarding the quality of services provided by affiliates of the Manager, which its members have become knowledgeable about in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Managers’ experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreement.

Investment Performance of the Manager, Sub-Adviser and the Fund. Throughout the year, the Sub-Adviser provided information on the investment performance of the Fund, the Manager and the Sub-Adviser, including comparative performance information. The Board also reviewed information, prepared by the Manager, Sub-Adviser and by the independent consultant, comparing the Fund’s historical performance to relevant market indices and to the performance of other retail front-end load and no-load general municipal debt funds. The Board noted that the Fund’s one-year and three-year performance was better than its peer group median although its five-year and ten-year performance was below its peer group median.

Costs of Services by the Manager. The Board reviewed the fees to be paid to the Manager and the other expenses borne by the Fund. The Board also considered the comparability of the fees charged and the services provided to the Fund to the fees and

88	OPPENHEIMER AMT-FREE MUNICIPALS

services for other clients or accounts advised by the Manager. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other retail front-end load general municipal debt funds with comparable asset levels and distribution features. The Board noted that the Fund’s actual and contractual management fees, as well as total expenses, were lower than its expense group median and average.

Economies of Scale and Profits Realized by the Manager and Sub-Adviser. The Board considered information regarding the Sub-Adviser’s costs in serving as the Fund’s investment adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Managers’ profitability from their relationship with the Fund. The Board reviewed whether the Managers may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.

Other Benefits to the Manager and Sub-Adviser. In addition to considering the profits realized by the Managers, the Board considered information that was provided regarding the direct and indirect benefits the Managers receive as a result of their relationship with the Fund, including compensation paid to the Manager’s affiliates. The Board also considered that the Managers must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund.

Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Manager within the meaning and intent of the Securities and Exchange Commission Rules.

Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, approved the restructuring of the Fund’s investment advisory arrangement so that effective January 1, 2013, (i) OFI Global Asset Management will serve as the investment adviser to the Fund in place of OFI under a Restated Advisory Agreement (“Restated Advisory Agreement”), and (ii) OFI Global entered into a Sub-Advisory Agreement (“Sub-Advisory Agreement”) with OFI to provide investment sub-advisory services to the Fund. OFI Global will pay the Sub-Adviser a percentage of the net investment advisory fee (after all applicable waivers have been deducted) that it receives from the Fund. The Restated Advisory Agreement and Sub-Advisory Agreement will continue until September 30, 2013. Prior to January 1, 2013, the Board decided to continue the investment advisory agreement with OFI, which terminated

OPPENHEIMER AMT-FREE MUNICIPALS	89

BOARD APPROVAL OF THE FUND’S INVESTMENT

ADVISORY AGREEMENT    Unaudited / Continued

upon the effectiveness of the Restated Advisory Agreement and Sub-Advisory Agreement (“Prior Agreement”).

In arriving at its decisions, the Board did not single out any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Prior Agreement, Restated Advisory Agreement and Sub-Advisory Agreement, including the management fees, in light of all the surrounding circumstances.

90	OPPENHEIMER AMT-FREE MUNICIPALS

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES;

UPDATES TO STATEMENTS OF INVESTMENTS    Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

OPPENHEIMER AMT-FREE MUNICIPALS	91

OPPENHEIMER AMT-FREE MUNICIPALS

Trustees and Officers

Brian F. Wruble, Chairman of the Board of Trustees and Trustee

David K. Downes, Trustee

Matthew P. Fink, Trustee

Edmund P. Giambastiani, Jr., Advisory Board Member

Phillip A. Griffiths, Trustee

Mary F. Miller, Trustee

Joel W. Motley, Trustee

Joanne Pace, Advisory Board Member

Mary Ann Tynan, Trustee

Joseph M. Wikler, Trustee

Peter I. Wold, Trustee

William F. Glavin, Jr., President and Principal Executive Officer

Daniel G. Loughran, Vice President

Scott S. Cottier, Vice President

Troy E. Willis, Vice President

Mark R. DeMitry, Vice President

Michael L. Camarella, Vice President

Charles S. Pulire, Vice President

Richard Stein, Vice President

Arthur S. Gabinet, Secretary and Chief Legal Officer

Christina M. Nasta, Vice President and Chief Business Officer

Mark S. Vandehey, Vice President and Chief Compliance Officer

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer

Manager	OFI Global Asset Management, Inc.
Sub-Adviser	OppenheimerFunds, Inc.
Distributor	OppenheimerFunds Distributor, Inc.
Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.
Sub-Transfer Agent	Shareholder Services, Inc. DBA OppenheimerFunds Services
Independent Registered Public Accounting Firm	KPMG LLP
Legal Counsel	Kramer Levin Naftalis & Frankel LLP

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

©2013 OppenheimerFunds, Inc. All rights reserved.

92	OPPENHEIMER AMT-FREE MUNICIPALS

PRIVACY POLICY

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

●	Applications or other forms
●	When you create a user ID and password for online account access
●	When you enroll in eDocs Direct, our electronic document delivery service
●	Your transactions with us, our affiliates or others
●	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited
●	When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

We send your financial advisor (as designated by you) copies of confirmations, account statements and other documents reporting activity in your fund accounts. We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

OPPENHEIMER AMT-FREE MUNICIPALS	93

PRIVACY POLICY

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website.

As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

●

All transactions, including redemptions, exchanges and purchases, are secured by SSL and 128-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.

●

Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.

●	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., and each of its financial institution subsidiaries, the trustee of OppenheimerFunds Individual Retirement Accounts (IRAs) and the custodian of the OppenheimerFunds 403(b)(7) tax sheltered custodial accounts. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated November 2012. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about these privacy policies, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

94	OPPENHEIMER AMT-FREE MUNICIPALS

Visit us at oppenheimerfunds.com for 24-hr access to account information and transactions or call us at 1.800.CALL OPP (1.800.225.5677) for 24-hr automated information and automated transactions. Representatives also available Mon-Fri 8am-8pm ET.

RS0310.001.0113 March 22, 2013

Item 2.	Code of Ethics.

Not applicable to semiannual reports.

Item 3.	Audit Committee Financial Expert.

Not applicable to semiannual reports.

Item 4.	Principal Accountant Fees and Services.

Not applicable to semiannual reports.

Item 5.	Audit Committee of Listed Registrants

Not applicable.

Item 6.	Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11.	Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 1/31/2013, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)	(1) Not applicable to semiannual reports.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer AMT-Free Municipals

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer

Date:	3/14/2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer

Date:	3/14/2013

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer

Date:	3/14/2013